OCTOBER 31, 2000

Chase Vista
International
Equity Funds

EUROPEAN FUNDS

JAPAN FUNDS

INTERNATIONAL EQUITY

[Chase Logo] CHASE

THE RIGHT RELATIONSHIP IS EVERYTHING(RegTM)

                                                                     SAIE-2-1200

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Contents
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Chairman's Letter                                                              1

Chase Vista European Fund                                                      2
  Fund Commentary

Chase Vista Japan Fund                                                         6
  Fund Commentary

Chase Vista International Equity Fund                                         10
  Fund Commentary

Portfolios of Investments                                                     14

Fund Financial Statements                                                     20

International Equity Portfolio                                                42

Portfolio Financial Statements                                                46

Highlights

o Market attention shifted towards "old economy" companies during the reporting period.

o  Continental Europe had to contend with a weak Euro.

o  Japan's commitment to restructuring contributed to the nation's struggles.


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       NOT FDIC INSURED       |        May lose value / No bank guarantee
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       Chase Vista Funds are distributed by Vista Fund Distributors, Inc.

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CHASE VISTA INTERNATIONAL EQUITY FUNDS
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Chairman's Letter
                                                                December 4, 2000

Dear Shareholder:

We are pleased to present this annual report for the Chase Vista International Equity Funds for the year ended October 31, 2000. Inside, you'll find information on the performance of each Fund along with a report from the portfolio management team.

Period of Extreme Divergence Favors "New Economy" Sectors

From the beginning of the reporting period through March 10, 2000, the story in world equity markets was the growing divergence in performance between stocks in the telecommunications, technology and Internet-related sectors and those of traditional "old economy" companies. This was as true in Europe and Japan as it was in the United States. And like most periods of market divergence, this one began on a logical foundation, one that saw the global economy as being in the midst of a period of profound change that would disproportionately benefit companies tied to the technology and communications revolution.

But as valuations in the new economy sectors became stretched to levels never seen before, the investment landscape changed amid tighter interest rate conditions in the United States and a recognition that stock prices had gotten ahead of themselves. The first to crack was the U.S. Nasdaq index, which began a rolling descent in March. From then on, foreign markets were very sensitive to the Nasdaq, giving away most of the returns they'd gotten early in the reporting year. As investors turned away from the previously favored sectors, more traditional value-oriented "old economy" sectors came back into favor, at least on a relative basis. This favored countries such as the U.K. and Switzerland with more traditional economies and larger financial sectors.

Euro Confounds Central Bankers; Japanese Growth Stalls

While the stunning rise and fall of many TMT (technology, media and telecommunications) stocks and the rising price of oil were the big stories in global markets, local concerns did play a significant role. In continental Europe, investors and central bankers alike were focused on the continuing weakness of the Euro, which had fallen to an all-time low below 85 cents by the end of the reporting period, down from $1.18 when it was introduced on January 1, 1999. As the period progressed, the European Central Bank was forced to confront the combined challenges of the weak currency, above-target inflation and then signs of slowing growth, particularly in Germany.

In Japan, the positive effects of foreign investors bringing their portfolios up from formerly underweight positions ended and net flows turned negative. Additionally, many investors began to question the Japanese commitment to restructuring, and growth remained tepid at best.

It was against this volatile backdrop that your portfolio management team worked to deliver generally good returns. On behalf of them and everyone at Chase, we thank you for your continued investment and look forward to serving your investment needs for many years to come.

Sincerely yours,

/s/ Fergus Reid

Fergus Reid
Chairman

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CHASE VISTA EUROPEAN FUND
As of October 31, 2000 (Unaudited)
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How the Fund Performed

Chase Vista European Fund had a total return of 10.13% (Class A Shares, without sales charges) for the year ended October 31, 2000. This compares to a return of 1.21% for its benchmark, the MSCI Europe Index.

How the Fund Was Managed

The Fund was well-positioned to capitalize on the market divergence favoring TMT (technology, media and telecommunications) stocks at the end of 1999 and into 2000. The Fund was overweight with the large incumbent telecom companies (France Telecom, Deutsche Telekom) as these issues soared, and it was generally avoiding financials and other old-economy sectors that investors were ignoring.

However, the same TMT stocks that helped the Fund early in the period began to hurt performance in the spring as investors bid down valuations. Specific factors in Europe included the re-rating of Internet stocks and concerns about the costs of 3rd Generation mobile licenses after investors had already priced in the promise of wireless data services. The Fund did begin to cut back on TMT holdings and become more defensive, upping its weighting in consumer staples and, in general, aligning more closely with its benchmark.

In the summer, a new management team took over the Fund and its strategy of investing in defensive growth names was helpful. The team continued to de-emphasize media and telecommunications issues given the negative earnings momentum and, within the TMT sectors, focused on stocks with visible earnings growth such as Alcatel.

As the period came to an end, the management team eliminated the defensive bias in the portfolio and increased its growth profile, led by larger positions in information technology hardware and software. The Fund was underweight in telecommunications stocks and overweight in banking issues.

Looking Ahead

Moving ahead, the management team is closely monitoring the overall economic growth picture in Europe and will adjust the Fund's portfolio accordingly. European investors are clearly concerned that the European Central Bank will snuff out Euro-zone economic growth in its effort to keep inflation under control. The problem seems to be that the combined effect of chronic currency weakness and rising fuel prices have negated the impact of monetary tightening on inflation and, as a result, the team expects interest rates to continue to rise. The short-term outlook in the United Kingdom is better as slowing second-quarter economic growth increases the likelihood of a future interest rate cut from the Bank of England, which should be especially helpful to the financials-heavy London markets; it is expected that banks in the U.K. should gain initial market leadership from the improving interest rate outlook.

CHASE VISTA EUROPEAN FUND
As of October 31, 2000 (Unaudited)

Average Annual Total Returns+

                                                           Since
                                                       Inception
                           1 Year        3 Years       (11/2/95)
 Class A Shares
  Without Sales Charge     10.13%        14.76%           18.53%
  With Sales Charge*        3.78%        12.52%           17.14%
 Class B Shares
  Without CDSC              9.40%        13.93%           17.69%
  With CDSC**               4.40%        13.15%           17.48%
 Class C Shares
  Without CDSC              9.27%        13.91%           17.68%
  With CDSC***              8.27%        13.91%           17.68%

Source: Lipper Analytical Services. Past performance is not indicative of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

The Fund is currently waiving certain fees. This waiver may be terminated, which would reduce performance.

* Sales charge on Class A Shares is 5.75%.

** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% for the three-year period and a 2% CDSC for the period since inception.

*** Assumes 1% CDSC for the one year period and 0% thereafter.

International investing involves a greater degree of risk and increased volatility. The fund may be also subject to the additional risk of non-diversified "regional" fund investing.

+ The Fund commenced operations on 11/2/95. Class B and C Shares were introduced on 11/3/95 and 11/1/98 respectively. Performance prior to introduction is based upon historical expenses of the predecessor Class A Shares, which are lower than the actual expenses of the B and C Shares.

CHASE VISTA EUROPEAN FUND
As of October 31, 2000 (Unaudited)

Percentage of Total Portfolio Investments

[Begin Pie Chart]

United Kingdom  (33.0%)
France          (13.0%)
Switzerland      (8.3%)
Italy            (7.6%)
Netherlands      (7.4%)
Germany          (7.3%)
Denmark          (4.1%)
Sweden           (3.6%)
Spain            (3.4%)
Finland          (2.8%)
Norway           (2.5%)
Portugal         (2.4%)
Ireland          (2.3%)
Belgium          (2.3%)

[End Pie Chart]

Top Ten Equity Holdings of the Portfolio

1. Barclays PLC (3.1%) Offers commercial and investment banking, insurance, financial and related services. Its subsidiary, Barclays Bank plc, operates over 1,900 branches in the United Kingdom. Overall, the Company operates branches in over 60 countries.

2. BP Amoco PLC (3.1%) An oil and petrochemicals company which explores for and produces oil and natural gas; refines, markets and supplies petroleum products; and manufactures and markets chemicals.

3. Total Fina SA, Class B (2.8%) Explores for, produces, refines, transports and markets oil and natural gas. The Company also operates a chemical division which produces rubber, paint, ink, adhesives and resins.

4. SmithKline Beecham PLC (2.4%) Discovers, develops, manufactures and markets pharmaceuticals, vaccines, over-the-counter medicines and health-related consumer products. Also provides health-care services, including clinical laboratory testing, disease management and pharmaceutical benefit management.

5. Alcatel SA (2.4%) Develops, produces and distributes telecommunications equipment and cables and offers telecommunications services. The Company manufactures and markets mobile telephones, microwave radio systems, switching equipment and underwater networks, printed circuit boards, inductive components, converters and optronics and solutions for utilities, cable TV operators and the Internet.

6. HSBC Holdings (2.1%) An international banking and financial services organization. Services provided include retail and corporate banking, trade, trustee, securities, custody and treasury services.

7. Nestle SA (2.0%) Processing food, the Company's subsidiaries produce and sell beverages, milk products, culinary products, frozen food, chocolate, ready-to-eat dishes, refrigerated products, food service products, pet food, pharmaceuticals and cosmetics.

8. Grupo Dragados SA (1.6%) A construction company that builds infrastructure projects and industrial facilities, constructs and operates toll roads and offers water management, cleaning, solid waste treatment and parking management and traffic control services. Dragados operates worldwide.

9. Altana AG (1.5%) Develops and manufactures pharmaceutical, diagnostic and chemical products. The Company markets prescription and over-the-counter drugs for respiratory, stomach, cardiovascular and nervous system disorders, as well as contrast media for imaging and laboratory diagnostic agents. It also produces chemical additives, coating lacquers and surface coating measuring equipment.

10. Royal Dutch Petroleum Co. (1.5%) Involved in all phases of the petroleum and petrochemicals industries from exploration to final processing, delivery and marketing.

Top 10 equity holdings comprised 22.5% of the Portfolio's market value of investments. Portfolio holdings are subject to change at any time.

CHASE VISTA EUROPEAN FUND
As of October 31, 2000 (Unaudited)

Life of Fund Performance (11/2/95 to 10/31/00)

[START LINE CHART]

               Chase Vista                               Lipper European
              European Fund     MSCI Europe Index          Funds Index
10/31/1995        9,425.00          10,000.00               10,000.00
10/31/1996       11,395.88          11,795.83               11.803.84
10/31/1997       14,606.23          14,909.74               14,503.30
10/31/1998       17,340.39          17,591.05               16,726.33
10/31/1999       20,043.87          19,850.02               19,534.51
10/31/2000          22,053             20,090                  22,589

[END LINE CHART]


Source: Lipper Analytical Services, Inc. Past performance is not indicative of the future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

This chart illustrates comparative performance for $10,000 invested in Class A Shares of Chase Vista European Fund, the Lipper European Funds Index and the MSCI Europe Index from November 2, 1995 to October 31, 2000. The performance of the Fund assumes the reinvestment of all dividends and capital gains and includes a 5.75% sales charge. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains on the securities included in the benchmark. The performance of the benchmarks reflect an initial investment at the end of the month preceding the Fund's commencement of operations.

The Fund is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce performance.

The Lipper European Funds Index represents the performance of the 30 largest European funds. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

The MSCI Europe Index is a replica (or model) of the performance of the European markets. The index is unmanaged and reflects the reinvestment of dividends. An individual cannot invest directly in the index.

International investing involves a greater degree of risk and increased volatility. Changes in currency and exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund may also be subject to the additional risk of non-diversified "Regional" fund investing.

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CHASE VISTA JAPAN FUND
As of October 31, 2000 (Unaudited)
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How the Fund Performed

Chase Vista Japan Fund had a total return of -17.48% (Class A shares, without sales charges) for the year ended October 31, 2000. This compares to a return of -11.11% for the MSCI Japan Index.

How the Fund Was Managed

Early in the reporting year, the Fund trailed its index largely because it avoided overweighting the technology and Internet-related stocks that led the market higher. However, it did invest in some of these companies and captured gains in early 2000.

The Fund struggled along with the overall market in April and May as foreign selling pressure drove equity prices down. However, with the Japanese equity market remaining very sensitive to the Nasdaq, the Fund recovered in June along with U.S. equity prices. In the spring, the management team shifted its bias towards defensive growth names and select technology themes.

In the summer months, the Fund's emphasis on mobile over fixed line telecommunications companies and its participation in some strong initial public offerings (IPOs) contributed to performance while exposure to companies whose performance was highly correlated with the Nasdaq detracted.

As the period ended, the management team was following a growth bias that was overweight in the technology, telecommunications and services sector where earnings growth is most evident. The Fund also continued to add to holdings in companies which should benefit from the upturn in the domestic economy and also added select value stocks.

Looking Ahead

In the view of the management team, the Japanese Topix Index appears to be significantly oversold at current levels, and is overdue a technical rally. Most of the hype from 1999's extraordinary rally has now evaporated, and sentiment is unlikely to fall much further given the improving outlook for the Japanese economy and corporate earnings. The economy is recovering, albeit slowly, and this should help sentiment, as should a marked improvement in company profits. On the downside, foreign confidence is unlikely to improve while corporate restructuring proceeds at its current slow pace, and the merger activity that was seen in October disappointed with its timidity. The Fund is positioned to take advantage of the strong earnings of many names in the belief that the market will ultimately reward earnings.

CHASE VISTA JAPAN FUND
As of October 31, 2000 (Unaudited)

Average Annual Total Returns+

                                                            Since
                                                        Inception
                           1 Year         3 Years       (11/2/95)
 Class A Shares
  Without Sales Charge      -17.48%        -3.46%          -2.59%
  With Sales Charge*        -22.22%        -5.35%          -3.74%
 Class B Shares
  Without CDSC              -17.82%        -4.02%          -3.22%
  With CDSC**               -21.93%        -4.94%          -3.58%

Source: Lipper Analytical Services. Past performance is not indicative of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

The Fund is currently waiving certain fees. This waiver may be terminated, which would reduce performance.

* Sales charge on Class A Shares is 5.75%.

** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% for the three-year period and a 2% CDSC for the period since inception.

International investing involves a greater degree of risk and increased volatility. The fund may be also subject to the additional risk of non-diversified "regional" fund investing.

+ The Fund commenced operations on 11/2/95. Class B Shares were introduced on 11/3/95. Performance prior to introduction is based upon historical expenses of the predecessor Class A Shares, which are lower than the actual expenses of the B Shares.

CHASE VISTA JAPAN FUND
As of October 31, 2000 (Unaudited)

Percentage of Total Portfolio Investments

[Begin Pie Chart]

Technology         (31.2%)
Consumer Cyclicals (27.3%)
Utilities          (12.9%)
Financial          (10.5%)
Health Care         (9.6%)
Capital Goods       (5.3%)
Basic Materials     (1.3%)
Transportation      (1.1%)
Real Estate         (0.8%)

[End Pie Chart]

Top Ten Equity Holdings of the Portfolio

1. NTT DoCoMo, Inc. (7.6%) Provides various telecommunications services including cellular phones, car phones, pagers and packet communication services.

2. Toyota Motor Corp. (5.7%) Produces, sells, leases and repairs passenger cars, trucks, buses, boats and airplanes in Japan and overseas.

3. Takeda Chemical Industries (5.1%) Produces and sells health-care related products. It specializes in pharmaceuticals, cosmetics, food supplements, vitamins, chemicals and environmental materials, which includes pesticides and other agrochemicals. It researches and develops new drugs using its own biotechnology.

4. Nippon Telegraph & Telephone Corp (3.9%) Provides a variety of telecommunication services, including telephone, telegraph, leased circuits, data communication, terminal equipment sales and related services. The Company provides both local and long distance telephone services within Japan.

5. Sony Corp. (3.1%) Develops and manufactures consumer and industrial electronic equipment. The Company's products include audio and video equipment, televisions, displays, semiconductors, electronic components, computers and computer peripherals and telecommunication equipment.

6. Canon, Inc. (3.1%) Manufactures office automation, camera and video equipment. The Company produces electronics such as color laser and high speed copiers, mid-range copiers, 35 mm cameras and optical devices. The Company also produces and markets broadcasting lenses, medical instruments and computer peripherals and aligners for semiconductor manufacturing equipment.

7. Fuji Photo Film Co., LTD (2.9%) Manufactures film for general, medical, printing, office and movie production uses. The Company also manufactures photographic paper, audio cassettes, video tapes, floppy disc, cameras, lenses and chemicals for darkroom use.

8. Bank of Tokyo-Mitsubishi LTD (2.8%) Provides a broad range of financial services to governments, corporations and individuals in Japan and throughout the world. The Bank, through its commercial subsidiaries, offers commercial, investment and trust banking products and services. 9. Honda Motor Co., LTD. (2.7%) Develops, manufactures and distributes motorcycles, automobiles and power products such as generators and farm machinery. The Company also operates a financial credit business. Honda Motor has manufacturing facilities in the United States, Canada, the United Kingdom, France, Italy and Brazil. 10. Dai Nippon Printing Co., LTD. (2.4%) Offers printing services for commercial and industrial use, such as books, periodicals, paper and plastic cards, securities and business forms. The Company also produces paper containers and other packaging products.

Top 10 equity holdings comprised 39.3% of the Portfolio's market value of investments. Portfolio holdings are subject to change at any time.

CHASE VISTA JAPAN FUND
As of October 31, 2000 (Unaudited)

Life of Fund Performance (11/2/95 to 10/31/00)

[START LINE CHART]

            Chase Vista    Lipper Japan Equity      Tokyo SE (Topix)         MSCI
            Japan Fund        Funds Average        1st Section Index      Japan Index
10/31/95      9,425.00           10,000.00              10,000.00          10,000.00
10/31/96      8,878.74            9,933.21               9,877.45           9,930.59
10/31/97      9,187.15            8,952.67               7,911.80           8,139.68
10/31/98      6,525.91            7,837.10               5,908.47           6,980.05
10/31.99     10,018.10           15,103.79               8,516.80          11,075.98
10/31/00         8,266              12,881                  7,625              9,804

[END LINE CHART]

Source: Lipper Analytical Services, Inc. Past performance is not indicative of the future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

This chart illustrates comparative performance for $10,000 invested in Class A Shares of Chase Vista Japan Fund, the Lipper Japan Equity Funds Average, the MSCI Japan Index and the Tokyo SE (Topix) 1st Section from November 2, 1995 to October 31, 2000. The performance of the Fund assumes the reinvestment of all dividends and capital gains and includes a 5.75% sales charge. The performance of the average and the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains on the securities included in the benchmark. The performance of the benchmarks reflect an initial investment at the end of the month preceding the Fund's commencement of operations.

The Fund is currently waiving fees. This voluntary waiver may be modified or terminated at any time, which would reduce performance.

The Lipper Japan Equity Funds Average represents the average performance of a universe of actively managed mutual funds that invest primarily in Japanese stocks. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

The Tokyo SE (Topix) 1st Section Index also known as the Tokyo Price Index, is an unmanaged capitalization-weighted index of all the companies listed on the First Section of the Tokyo Stock Exchange. The index is unmanaged and reflects reinvestment of dividends.

MSCI Japan Index is a replica (or model) of the performance of the Japan Equity Markets. This index is unmanaged and reflects the reinvestment of dividends. An individual cannot invest directly in the Index.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the Unites States and other nations. The Fund may be also subject to the additional risk of non-diversified "regional" fund investing.

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CHASE VISTA INTERNATIONAL EQUITY FUND
As of October 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

How the Fund Performed

Chase Vista International Equity Fund had a total return of 1.71% (Class A Shares, without sales charges) for the year ended October 31, 2000. This compares to a return of -2.66% for its benchmark, the MSCI Europe, Australia and Far East Index (EAFE).

How the Fund Was Managed

In the first half of the reporting year, the management team took an overweight position in the technology, media and telecommunications (TMT) sectors. This proved highly beneficial to performance as these areas of the market clearly dominated around the world. Within Europe, the Fund also benefited from a combination of well-known industry leaders as well as many smaller, lesser-known new economy names.

As valuations became extreme in some of its favorite holdings, the management team chose to pare back a bit, reducing its TMT overweight and shifting some assets from the Pacific Rim to Latin America. Additionally, the Fund's slight emphasis on Europe was reduced, leading to a more neutral regional and sector weighting in the second half of the reporting year along with a more risk-averse bias.

A change in the management team in the summer led to a new strategy, one that emphasized defensive growth names in Europe. The team continued to reduce exposure to the technology and telecommunications sectors, but they remained a drag on performance in the second half of the year, as was an underweight position in financials as investors began to look to the end of the rising interest rate cycle.

As the period came to an end, the management team eliminated the defensive bias in the European portion of the portfolio and increased its growth profile, led by larger positions in information technology hardware and software. The Fund was underweight in European telecommunications stocks and overweight in banking issues. This growth bias was also evident in Japan, where the team has continued to add to holdings in companies which will benefit from an upturn in the domestic economy.

Looking Ahead

Three factors were very much on the minds of investors as the reporting period ended: the price of oil, the persistent weakness of the Euro and corporate profits, particularly in the U.S. While non-U.S. equities suffered along with the Nasdaq post-March, Europe did seem to break free of that correlation in October. A major point to remember is that profits have continued to expand overseas, helping to create more attractive valuations, especially relative to global bonds. Should the markets anticipate interest rate cuts in light of slower global growth, and should the oil crisis wane, equities could rally strongly. Moving forward, the management team continues to favor the U.K. and, to a lesser degree, continental Europe, given better growth prospects in the former.

CHASE VISTA INTERNATIONAL EQUITY FUND
As of October 31, 2000 (Unaudited)

Average Annual Total Returns+

                                                           Since
                                                       Inception
                            1 Year      5 Years       (12/31/92)
 Class A Shares
  Without Sales Charge       1.71%      5.84%              6.30%
  With Sales Charge*        -4.14%      4.59%              5.50%
 Class B Shares
  Without CDSC               1.20%      5.34%              5.83%
  With CDSC**               -3.61%      5.01%              5.83%

Source: Lipper Analytical Services. Past performance is not indicative of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

The Fund is currently waiving certain fees. This waiver may be terminated, which would reduce performance.

* Sales charge for Class A Shares is 5.75%.

** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five-year period and 0% since inception.

International investing involves a greater degree of risk and increased volatility. The fund may be also subject to the additional risk of non-diversified "regional" fund investing.

+ The Fund commenced operations on 12/31/92. Class B shares were introduced on 11/4/93. Performance prior to introduction is based upon historical expenses of the predecessor Class A Shares, which are lower than the actual expenses of the Class B Shares.

CHASE VISTA INTERNATIONAL EQUITY FUND
As of October 31, 2000 (Unaudited)

Percentage of Total Portfolio Investments

[Begin Pie Chart]

United Kingdom           (26.5%)
Japan                    (19.7%)
France                   (11.5%)
Germany                   (6.7%)
Netherlands               (6.5%)
Italy                     (6.3%)
Switzerland               (6.2%)
Sweden                    (3.5%)
Finland                   (3.4%)
Australia                 (2.8%)
Hong Kong                 (2.5%)
Spain                     (1.7%)
Other                     (1.6%)
Belgium                   (1.1%)

[End Pie Chart]

Top Ten Equity Holdings of the Portfolio

1. Vodafone AirTouch PLC (5.0%) Provides mobile telecommunications services. It supplies customers with digital and analog cellular telephone, paging and personal communications services.

2. Nokia OYJ (2.5%) An international telecommunications company which develops and manufactures mobile phone, networks and systems for cellular and fixed networks.

3. Total Fina SA, Class B (2.3%) Explores for, produces, refines, transports and markets oil and natural gas. The Company also operates a chemical division which produces rubber, paint, ink, adhesives and resins.

4. Telefonaktiebolaget LM Ericson, Class B (2.2%) Develops and produces advanced systems and products for wired and mobile communications in public and private networks. Its product line includes digital and analog systems for telephones and networks, microwave radio links, radar surveillance systems and business systems.

5. Deutsche Bank AG (2.2%) Provides a broad range of banking, investment, fund management, securities, credit card, mortgage, leasing and insurance services worldwide. The Company provides its services to retail and private clients, corporations and financial institutions and multi-national conglomerates. It also offers a variety of financial consulting and advisory services.

6. ENI-Ente Nazionale Idrocarburi SPA (2.2%) An integrated oil and gas company. The Company is based in Italy and has operations in over 70 countries. ENI explores for, distributes, refines and markets petroleum products. The Company manufactures petrochemicals, such as ethylene and provides off-shore oil and gas pipelaying services.

7. AXA (2.1%) Offers life and non-life insurance, reinsurance and asset management services. The Company operates in Europe, Asia, Africa and the Americas.

8. Koninklijke Philips Electronics NV (2.1%) Manufactures lighting, consumer electronics, multimedia devices, domestic appliances and personal care items, semiconductors, medical devices, communication systems and industrial electronics. The Company sells its products worldwide.

9. Alcatel SA (2.1%) Develops, produces and distributes telecommunications equipment and cables and offers telecommunications services. The Company manufactures and markets mobile telephones, microwave radio systems, switching equipment and underwater networks, printed circuit boards, inductive components, converters and optronics and solutions for utilities, cable TV operators and the Internet.

10. BAE Systems PLC (2.0%) Manufactures products for the military defense sector, in addition to the civil aircraft market. The Group's military products include aircraft, submarines and assorted ships, electronics, sensors and assorted ammunition and weapons systems. Their civil aircraft operations include the manufacture of various planes, jet wings and various engineering services.

Top 10 equity holdings comprised 24.7% of the Portfolio's market value of investments. Portfolio holdings are subject to change at any time.

CHASE VISTA INTERNATIONAL EQUITY FUND
As of October 31, 2000 (Unaudited)

Life of Fund Performance (12/31/92 to 10/31/00)

[START LINE CHART]


                  Chase Vista              Lipper International
           International Equity Fund             Funds Index              MSCI EAFE Index
12/31/92             9,425.00                     10,000.00                  10,000.00
10/31/93            11,140.87                     13,171.77                  13,580.78
10/31/94            11,655.32                     14,687.38                  14,989.93
10/31/95            11,450.02                     14,618.46                  14,980.53
10/31/96            11,926.75                     16,463.29                  16,594.66
10/31/97            12,200.16                     18,664.80                  17,410.08
10/31/98            12,559.85                     19,531.27                  19,142.67
10/31/99            14,957.90                     24,031.84                  23,618.08
10/31/00               15,207                        24,861                     22,991

[END LINE CHART]

Source: Lipper Analytical Services, Inc. Past performance is not indicative of the future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

This chart illustrates comparative performance for $10,000 invested in Class A Shares of Chase Vista International Equity Fund, the Lipper International Funds Index and the MSCI EAFE Index from December 31, 1992 to October 31, 2000. The performance of the Fund assumes reinvestment of all dividends and capital gains and includes a 5.75% sales charge. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains on the securities included in the benchmark.

The Fund is currently waiving fees. This voluntary waiver may be modified or terminated at any time, which would reduce performance.

The Lipper International Funds Index represents the performance of the 30 largest international stock funds. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

The MSCI EAFE (Europe, Australia, Far East) Index is a replica (or model) of the performance of the world's equity markets, excluding the U.S. and Canada. The Index is unmanaged and reflects the reinvestment of dividends. An individual cannot invest directly in the Index.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

--------------------------------------------------------------------------------
CHASE VISTA EUROPEAN FUND
Portfolio of Investments
--------------------------------------------------------------------------------

As of October 31, 2000

Shares        Issuer                                                    Value
--------------------------------------------------------------------------------
Long-Term Investments -- 97.3%
--------------------------------------------------------------------------------
              Common Stock -- 97.3%
              ---------------------
              Belgium -- 2.2%
    33,100    AGFA-Gevaert NV                                        $  684,592
     8,216    Barco NV                                                  920,673
    24,420    Ubizen *                                                  517,487
                                                                     ----------
                                                                      2,122,752
              Denmark -- 4.1%
    42,102    GN Store Nord                                             815,119
     4,409    NKT Holding A/S                                         1,041,903
     4,250    Novo-Nordisk A/S                                          900,267
    23,325    Vestas Wind Systems AS                                  1,261,783
                                                                     ----------
                                                                      4,019,072
              Finland -- 2.8%
    37,851    Amer Group LTD                                            840,606
    24,871    Nokia OYJ                                               1,022,255
    21,000    Sampo Insurance Co., LTD                                  854,426
                                                                     ----------
                                                                      2,717,287
              France -- 13.0%
    37,800    Alcatel SA                                              2,303,744
    11,981    Aventis SA                                                863,228
    29,981    CNP Assurances                                            929,870
     6,870    Compagnie Francaise d'Etudes et de Construction SA        878,156
    29,290    Credit Lyonnais SA                                      1,000,797
     7,201    Ilog SA *                                                 231,337
     2,686    PSA Peugeot Citroen                                       494,060
    26,400    Remy Cointreau                                            881,686
    18,592    Sanofi-Synthelabo SA                                      977,083
    14,843    Societe Generale                                          841,708
    19,274    Total Fina SA, Class B                                  2,754,502
     7,263    Wavecom SA *                                              614,483
                                                                     ----------
                                                                     12,770,654
              Germany -- 5.2%
    12,339    Altana AG                                               1,495,649
    33,800    Commerzbank AG                                            952,625
     4,825    FJA AG                                                    177,501
     2,006    Kontron Embedded Computers *                              216,288
     5,439    Siemens AG                                                691,551
    20,206    Volkswagen AG                                           1,008,810
    16,202    Wella AG                                                  607,022
                                                                     ----------
                                                                      5,149,446
              Ireland -- 2.3%
    73,443    Green Property PLC                                        437,251
    14,813    IONA Technologies PLC *                                   973,955
    70,930    Kerry Group PLC                                           884,415
                                                                     ----------
                                                                      2,295,621
              Italy -- 7.5%
    82,193    Autogrill SPA                                             906,412
    88,848    Banca Fideuram SPA                                      1,364,644
    68,915    Banca Popolare di Verona                                  759,985
   482,408    Benetton Group SPA                                        875,068
    75,522    Bulgari SPA                                               887,899
   144,723    ENI-Ente Nazionale Idrocarburi SPA                        782,658

                       See notes to financial statements.

--------------------------------------------------------------------------------
CHASE VISTA EUROPEAN FUND
Portfolio of Investments (Continued)
--------------------------------------------------------------------------------

As of October 31, 2000


Shares         Issuer                                          Value
--------------------------------------------------------------------------------
Long-Term Investments -- Continued
--------------------------------------------------------------------------------
               Italy -- Continued
   101,000     Telecom Italia Mobile SPA                    $  857,833
   195,305     Unicredito Italiano SPA                         993,295
                                                             ---------
                                                             7,427,794
               Netherlands -- 7.4%
    21,674     Akzo Nobel NV                                   985,649
    41,190     Buhrmann NV                                   1,124,246
    42,940     CSM NV                                          979,102
    14,152     ING Groep NV                                    970,705
    18,352     Numico NV                                       857,134
    20,675     Nutreco Holding NV *                            889,974
    24,385     Royal Dutch Petroleum Co.                     1,444,613
     1,446     VersaTel Telecom International NV *              28,191
                                                             ---------
                                                             7,279,614
               Norway -- 2.5%
    18,554     InFocus Corp. *                                 798,006
    21,605     Norsk Hydro ASA                                 857,213
    30,005     Tandberg ASA *                                  793,665
                                                             ---------
                                                             2,448,884
               Portugal -- 2.4%
    43,969     Banco Espirito Santo SA                         667,134
   109,205     Brisa-Auto Estradas de Portugal SA              843,285
    71,398     Novabase SGPS SA *                              846,676
                                                             ---------
                                                             2,357,095
               Spain -- 3.4%
   160,861     Grupo Dragados SA                             1,561,241
    75,065     NH Hoteles SA                                   846,258
    47,931     Telefonica SA                                   912,921
                                                             ---------
                                                             3,320,420
               Sweden -- 3.6%
    34,140     Micronic Laser Systems AB *                   1,015,372
    96,887     Nordic Baltic Holding AB                        725,224
    82,610     Skandinaviska Enskilda Banken, Class C          878,067
    60,434     Svenska Handelsbanken, Class A                  946,949
                                                             ---------
                                                             3,565,612
               Switzerland -- 8.2%
       940     Baloise Holdings                                930,022
       329     Compagnie Financiere Richemont, Class A *       914,863
       201     Julius Baer Holding AG                          994,891
       842     Kudelski SA *                                 1,133,227
       946     Nestle SA                                     1,959,779
       624     Novartis AG                                     946,366
     1,974     Sia Abrasives Holding AG *                      241,523
       498     Swiss Re                                        981,827
                                                             ---------
                                                             8,102,498
               United Kingdom -- 32.7%
   134,226     Aggreko PLC                                     719,216
    42,534     Amvescap PLC                                    951,160
   243,254     Anite Group PLC                                 635,812
    92,776     ARM Holdings PLC *                              916,096
   116,392     BAA PLC                                         968,443
   107,452     Barclays PLC                                  3,076,932
    27,036     Bioglan Pharma PLC                              255,183

                       See notes to financial statements.

CHASE VISTA EUROPEAN FUND
Portfolio of Investments (Continued)

As of October 31, 2000


Shares            Issuer                                                   Value
--------------------------------------------------------------------------------
Long-Term Investments -- Continued
--------------------------------------------------------------------------------
                   United Kingdom -- Continued
      356,611      BP Amoco PLC                                      $ 3,026,744
      175,242      Bunzl PLC                                           1,002,607
      107,402      Capita Group PLC                                      818,782
      285,416      Centrica PLC                                          982,252
            1      Dixons Group PLC                                            3
       25,976      Fibernet Group PLC *                                  603,516
      257,002      Firstgroup PLC                                        870,472
       44,106      Fitness First PLC *                                   726,926
      143,577      HSBC Holdings PLC                                   2,047,353
      212,048      Iceland Group PLC                                   1,008,421
       65,913      Innovation Group PLC *                                995,408
       61,706      Johnson Matthey PLC                                   963,235
      430,044      Legal & General Group PLC                           1,070,960
       77,095      Marconi Electronic Systems PLC                        973,962
      360,491      Morrison (WM.) Supermarkets                           937,009
      107,084      Morse Holdings PLC                                    901,880
        8,181      NDS Group PLC *                                       613,575
      150,554      Northern Rock PLC                                     940,063
      582,601      Pilkington PLC                                        831,190
      131,741      Psion PLC                                             797,725
       74,431      Shell Transport & Trading Co., PLC                    599,310
      180,355      SmithKline Beecham PLC                              2,330,852
      133,451      Spirent PLC                                         1,238,281
       49,025      Viridian Group PLC                                    533,919
                                                                     -----------
                                                                      32,337,287
                                                                     -----------
                   Total Common Stock                                 95,914,036
                   (Cost $96,090,548)
                   -------------------------------------------------------------
                   Preferred Stock -- 2.0%
                   -----------------------
                   Germany -- 2.0%
        4,008      Hugo Boss AG                                        1,012,413
        7,018      Marschollek Lautenschlaeger und Partner AG            945,854
                   -------------------------------------------------------------
                   Total Preferred Stock                               1,958,267
                   (Cost $1,730,864)
                   -------------------------------------------------------------
                   Warrant -- 0.0%
                   --------------
                   Germany -- 0.0%
           71      Muenchener Rueckversicherungs-Gesellschaft AG,
                   Expires 06/03/02                                        6,289
                   (Cost $0)
   Principal
     Amount
     (DEM)
                   Convertible Bond -- 0.0%
                   ------------------------
                   Germany -- 0.0%
        6,240      DaimlerChrysler AG, 5.75%, 06/15/02                     2,340
                   (Cost $3,675)
                   -------------------------------------------------------------
                   Total Investments -- 99.3%                        $97,880,932
                   (Cost $97,825,087)
                   -------------------------------------------------------------

                       See notes to financial statements.

CHASE VISTA EUROPEAN FUND
Portfolio of Investments (Continued)

As of October 31, 2000

Summary of Investments by Industry, October 31, 2000

Industry                      % of Investment Securities
--------------------------------------------------------
  Banking                               15.2%
  Telecommunications Equipment           9.1%
  Oil & Gas                              8.8%
  Food/Beverage Products                 8.6%
  Pharmaceuticals                        7.9%
  Business Services                      4.9%
  Insurance                              4.8%
  Financial Services                     4.5%
  Electronics/Electrical Equipment       4.3%
  Manufacturing                          3.5%
  Telecommunications                     2.5%
  Construction                           2.5%
  Computer Software                      2.0%
  Other (below 2%)                      21.4%
-------------------------------------------------------
Total                                  100.0%
-------------------------------------------------------

                       See notes to financial statements.

--------------------------------------------------------------------------------
CHASE VISTA JAPAN FUND
Portfolio of Investments
--------------------------------------------------------------------------------

As of October 31, 2000

Shares     Issuer                                         Value
--------------------------------------------------------------------------------
Long-Term Investments -- 93.3%
--------------------------------------------------------------------------------
              Common Stock -- 93.3%
              ---------------------
              Automotive -- 9.2%
    2,000     Honda Motor Co., LTD                        $ 69,056
    3,700     Toyota Motor Corp.                           147,747
    5,000     Yamaha Motor Co., LTD                         38,879
                                                           -------
                                                           255,682
              Banking -- 4.7%
    6,000     Bank of Tokyo-Mitsubishi LTD                  71,932
        3     Mizuho Holdings, Inc. *                       23,052
    3,000     Sumitomo Bank LTD                             36,406
                                                           -------
                                                           131,390
              Chemicals -- 1.2%
    2,000     Kurita Water Industries LTD                   32,513

              Computer Networks -- 1.8%
        2     Future System Consulting Corp.                21,981
        1     NET One Systems Co., LTD                      29,674
                                                           -------
                                                            51,655
              Computer Software -- 1.7%
      500     Trend Micro, Inc. *                           47,167

              Consumer Products -- 5.5%
        6     Japan Tobacco, Inc.                           41,214
    2,000     KAO Corp.                                     59,897
    4,000     Shiseido Co., LTD                             51,655
                                                           -------
                                                           152,766
              Electronics/Electrical Equipment -- 24.2%
      300     Fanuc LTD                                     26,926
    2,000     Fujitsu LTD                                   35,609
      100     Keyence Corp.                                 31,048
    2,000     Matsushita Electric Industrial Co., LTD       58,066
    5,000     Matsushita Electric Works LTD                 58,844
    6,000     Minebea Co., LTD                              59,898
      500     Murata Manufacturing Co., LTD                 59,806
    2,000     NEC Corp.                                     38,100
    2,000     Omron Corp.                                   49,274
    2,000     Pioneer Corp.                                 61,913
      200     Rohm Co., LTD                                 50,391
    2,000     Sanyo Electric Co., LTD                       15,203
    1,000     Sony Corp.                                    79,864
    6,000     Toshiba Corp.                                 42,863
                                                           -------
                                                           667,805
              Entertainment/Leisure -- 2.9%
    1,500     Namco LTD                                     38,741
      700     Oriental Land Co., LTD                        42,313
                                                           -------
                                                            81,054
              Financial Services -- 4.2%
      300     Jafco Co., LTD                                31,872
    2,000     Nomura Securities Co., LTD                    42,404
      400     Orix Corp.                                    41,947
                                                           -------
                                                           116,223
              Health Care/Health Care Services -- 1.2%
      400     Hoya Corp.                                    33,044

                       See notes to financial statements.

--------------------------------------------------------------------------------
CHASE VISTA JAPAN FUND
Portfolio of Investments (Continued)
--------------------------------------------------------------------------------

As of October 31, 2000

Shares       Issuer                                         Value
--------------------------------------------------------------------------------
Long-Term Investments -- Continued
--------------------------------------------------------------------------------
             Insurance -- 0.8%
    2,000    Tokio Marine & Fire Insurance Co.              $ 22,091

             Internet Services/Software -- 0.4%
      200    Softbank Corp.                                   11,998

             Machinery & Engineering Equipment -- 0.9%
      900    Fuji Machine Manufacturing Co., LTD              24,564

             Office/Business Equipment -- 4.0%
    2,000    Canon, Inc.                                      79,314
    2,000    Ricoh Corp., LTD                                 30,773
                                                          ----------
                                                             110,087
             Pharmaceuticals -- 7.7%
    2,000    Kissei Pharmaceutical Co., LTD                   36,616
    2,000    Takeda Chemical Industries                      131,702
    1,000    Yamanouchi Pharmaceutical Co., LTD               45,244
                                                          ----------
                                                             213,562
             Photographic Equipment -- 4.2%
    2,000    Fuji Photo Film Co., LTD                         74,185
    3,000    Olympus Optical Co., LTD                         41,434
                                                          ----------
                                                             115,619
             Printing & Publishing -- 2.3%
    4,000    Dai Nippon Printing Co., LTD                     62,645

             Real Estate -- 0.8%
    2,000    Mitsubishi Estate Co., LTD                       21,248

             Retailing -- 1.4%
      700    Cawachi LTD *                                    39,877

             Semi-Conductors -- 1.1%
      400    Tokyo Electron LTD                               31,286

             Shipping/Transportation -- 1.0%
        5    East Japan Railway Co.                           28,712

             Telecommunications -- 10.8%
       11    Nippon Telegraph & Telephone Corp.              100,040
        8    NTT DoCoMo, Inc.                                197,094
                                                          ----------
                                                             297,134
             Utilities -- 1.3%
    1,500    Tokyo Electric Power Co.                         36,406
--------------------------------------------------------------------------------
             Total Investments -- 93.3%                   $2,584,528
             (Cost $2,816,087)
--------------------------------------------------------------------------------

Index:
* -- Non-Income producing security.

                       See notes to financial statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES October 31, 2000
--------------------------------------------------------------------------------

                                                                                International
                                                      European        Japan        Equity
                                                        Fund          Fund          Fund
--------------------------------------------------------------------------------------------
ASSETS:
 Investment securities, at value (Note 1) ......... $97,880,932     $2,584,528   $42,547,372
 Cash .............................................   5,442,080             --            --
 Other assets .....................................         669             15           145
 Receivables:
  Investment securities sold ......................   2,366,383         74,229            --
  Interest and dividends ..........................     162,525          4,605            --
  Open forward foreign currency contracts .........       1,632             --            --
  Fund shares sold ................................     998,094        183,170     1,364,492
  Expense reimbursement from Distributor ..........          --         45,650            --
--------------------------------------------------------------------------------------------
    Total Assets .................................. 106,852,315      2,892,197    43,912,009
--------------------------------------------------------------------------------------------
LIABILITIES:
 Payables:
  To Custodian ....................................          --         72,354            --
  Investment securities purchased .................   7,912,573          8,692            --
  Open forward foreign currency contracts .........       2,505             --            --
  Fund shares redeemed ............................      96,304             20     2,566,656
 Accrued liabilities: (Note 2)
  Investment advisory fees ........................      72,776             --            --
  Administration fees .............................      12,129             --         3,489
  Shareholder servicing fees ......................       4,888             --         8,724
  Distribution fees ...............................      29,992            293        11,540
  Custodian fees ..................................      35,398         12,742            --
  Other ...........................................     110,060         28,517       187,304
--------------------------------------------------------------------------------------------
    Total Liabilities .............................   8,276,625        122,618     2,777,713
--------------------------------------------------------------------------------------------
NET ASSETS:
 Paid in capital ..................................  90,683,276      3,378,350    37,693,967
 Accumulated undistributed/(distributions in
 excess of) net investment income .................      (3,189)        (2,160)      (24,413)
 Accumulated net realized gain (loss) on
 investments and futures ..........................   7,854,189       (375,055)    3,568,287
 Net unrealized appreciation (depreciation) of
 investments and foreign exchange transactions ....      41,414       (231,556)     (103,545)
--------------------------------------------------------------------------------------------
    Net Assets .................................... $98,575,690     $2,769,579   $41,134,296
--------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding ($.001
par value; unlimited number of shares authorized):
 Class A Shares ...................................   4,242,659        301,498     2,592,849
 Class B Shares ...................................   1,067,377         40,580       502,283
 Class C Shares ...................................     243,498             --            --
Net Asset Value:
 Class A Shares (and redemption price) ............ $     17.87     $     8.12   $     13.34
 Class B Shares* .................................. $     17.38     $     7.93   $     13.01
 Class C Shares* .................................. $     17.37             --            --
Class A Maximum Public Offering Price Per Share
(net asset value per share/94.25%) ................ $     18.96     $     8.62   $     14.15
--------------------------------------------------------------------------------------------
Cost of investments ............................... $97,825,087     $2,816,087   $        --
--------------------------------------------------------------------------------------------

* Redemption price may be reduced by contingent deferred sales charge.


                       See notes to financial statements.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS For the year ended October 31, 2000
--------------------------------------------------------------------------------

                                                                             International
                                              European         Japan            Equity
                                                Fund            Fund             Fund
--------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividend ................................. $  958,268      $   10,725      $       --
 Interest .................................    160,805              --              --
 Investment income from Portfolio .........         --              --         557,976
 Foreign taxes withheld ...................    (49,638)         (2,246)        (70,753)
 Expenses from Portfolio after fee
 waivers ..................................         --              --        (312,512)
--------------------------------------------------------------------------------------
   Total investment income ................  1,069,435           8,479         174,711
--------------------------------------------------------------------------------------
EXPENSES: (Note 2)
 Investment advisory fees .................    933,790          35,177              --
 Administration fees ......................    140,069           5,277          42,676
 Shareholder servicing fees ...............     50,913           1,948         106,691
 Distribution fees ........................    335,274          12,691         146,789
 Accounting fees ..........................         --              --          41,573
 Custodian fees ...........................    160,377          73,689              --
 Printing and postage .....................     49,391           3,307          30,909
 Professional fees ........................     40,230          24,151          11,001
 Registration expenses ....................     38,928          11,476          44,940
 Transfer agent fees ......................    220,218          29,478         166,255
 Trustees' fees ...........................      4,669             176           1,151
 Other ....................................      2,301              --          23,235
--------------------------------------------------------------------------------------
   Total expenses .........................  1,976,160         197,370         615,220
--------------------------------------------------------------------------------------
Less amounts waived (Note 2E) .............    189,245          49,248          33,230
Less expense reimbursements (Note 2F) .....         --          80,098              --
Less earnings credits (Note 2F) ...........        693              89              --
--------------------------------------------------------------------------------------
   Net expenses ...........................  1,786,222          67,935         581,990
--------------------------------------------------------------------------------------
    Net investment loss ...................   (716,787)        (59,456)       (407,279)
--------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS:
 Net realized gain (loss) on:
  Investments .............................  7,988,358       1,006,857       3,730,735
  Futures transactions ....................         --         (22,836)        235,749
  Foreign exchange transactions ...........     61,580         (33,302)       (225,961)
 Change in net unrealized
 appreciation/depreciation of:
  Investments ............................. (5,950,029)     (1,305,944)     (4,081,243)
  Futures contracts .......................         --              --          23,325
  Foreign exchange transactions ...........     (9,155)            188         100,508
--------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
on investments, futures and foreign
exchange transactions .....................  2,090,754        (355,037)       (216,887)
--------------------------------------------------------------------------------------
Net increase (decrease) in net assets
from operations ........................... $1,373,967      $ (414,493)     $ (624,166)
--------------------------------------------------------------------------------------

                       See notes to financial statements.

--------------------------------------------------------------------------------
 STATEMENT OF CHANGES IN NET ASSETS For the periods indicated
--------------------------------------------------------------------------------
Statement of Changes in Net Assets For the periods indicated


                                                                               European Fund
                                                                       -----------------------------
                                                                                  Year Ended
                                                                           10/31/00       10/31/99
---------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment loss ................................................. $  (716,787)    $  (303,953)
   Net realized gain on investments, futures and foreign
   exchange transactions ...............................................   8,049,938       1,736,458
   Change in unrealized appreciation/depreciation of
   investments, futures contracts and foreign exchange
   transactions ........................................................  (5,959,184)      5,751,776
----------------------------------------------------------------------------------------------------
     Increase (decrease) in net assets from operations .................   1,373,967       7,184,281
----------------------------------------------------------------------------------------------------
  DISTRIBUTIONS TO SHAREHOLDERS FROM: (Note 1)
   Net investment income ...............................................          --        (251,426)
   Net realized gain on investment transactions ........................  (1,395,439)       (363,917)
----------------------------------------------------------------------------------------------------
    Total distributions to shareholders ................................  (1,395,439)       (615,343)
----------------------------------------------------------------------------------------------------
  Increase (decrease) from capital share transactions (Note 9) .........  39,340,263       9,487,635
----------------------------------------------------------------------------------------------------
     Total increase (decrease) in net assets ...........................  39,318,791      16,056,573
  NET ASSETS:
   Beginning of period .................................................  59,256,899      43,200,326
----------------------------------------------------------------------------------------------------
   End of period ....................................................... $98,575,690     $59,256,899
----------------------------------------------------------------------------------------------------

                                                                                                       International
                                                                                  Japan Fund            Equity Fund
                                                                         -------------------------------------------
                                                                                  Year Ended             Year Ended
                                                                           10/31/00       10/31/99       10/31/00
--------------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment loss ................................................. $  (59,456)      $  (36,098)  $  (407,279)
   Net realized gain on investments, futures and foreign
   exchange transactions ...............................................    950,719          634,851     3,740,523
   Change in unrealized appreciation/depreciation of
   investments, futures contracts and foreign exchange
   transactions ........................................................ (1,305,756)         985,305    (3,957,410)
------------------------------------------------------------------------------------------------------------------
     Increase (decrease) in net assets from operations .................   (414,493)       1,584,058      (624,166)
------------------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS TO SHAREHOLDERS FROM: (Note 1)
   Net investment income ...............................................         --               --            --
   Net realized gain on investment transactions ........................         --               --    (1,817,835)
------------------------------------------------------------------------------------------------------------------
    Total distributions to shareholders ................................         --               --    (1,817,835)
------------------------------------------------------------------------------------------------------------------
  Increase (decrease) from capital share transactions (Note 9) ......... (2,164,449)       1,603,523     9,744,944
------------------------------------------------------------------------------------------------------------------
     Total increase (decrease) in net assets ........................... (2,578,942)       3,187,581     7,302,943
  NET ASSETS:
   Beginning of period .................................................  5,348,521        2,160,940    33,831,353
------------------------------------------------------------------------------------------------------------------
   End of period ....................................................... $2,769,579       $5,348,521   $41,134,296
------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements.
                                                                         International
                                                                          Equity Fund
                                                                        --------------
                                                                           Year Ended
                                                                           10/31/99
------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment loss ................................................. $  (228,439)
   Net realized gain on investments, futures and foreign
   exchange transactions ...............................................   2,069,876
   Change in unrealized appreciation/depreciation of
   investments, futures contracts and foreign exchange
   transactions ........................................................   2,887,054
------------------------------------------------------------------------------------
     Increase (decrease) in net assets from operations .................   4,728,491
------------------------------------------------------------------------------------
  DISTRIBUTIONS TO SHAREHOLDERS FROM: (Note 1)
   Net investment income ...............................................          --
   Net realized gain on investment transactions ........................  (1,077,930)
------------------------------------------------------------------------------------
    Total distributions to shareholders ................................  (1,077,930)
------------------------------------------------------------------------------------
  Increase (decrease) from capital share transactions (Note 9) .........   4,778,630
------------------------------------------------------------------------------------
     Total increase (decrease) in net assets ...........................   8,429,191
  NET ASSETS:
   Beginning of period .................................................  25,402,162
------------------------------------------------------------------------------------
   End of period ....................................................... $33,831,353
------------------------------------------------------------------------------------

                       See notes to financial statements.

--------------------------------------------------------------------------------
       CHASE VISTA FUNDS NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
1. Organization and Significant Accounting Policies

Mutual Fund Group (the "Trust") was organized on May 11, 1987 as a Massachusetts Business Trust, and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. European Fund ("EF"), Japan Fund ("JF") and International Equity Fund ("IEF"), collectively, the "Funds", are three separate series of the Trust. The Funds (except for EF) each offer two classes of shares. EF offers three classes of shares. Class A shares generally provide for a front-end sales charge while Class B and Class C shares provide for a contingent deferred sales charge. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan.

The following is a summary of significant accounting policies followed by the
Funds:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A. IEF

   Since inception, IEF has utilized the Master Feeder Fund Structure. IEF seeks to achieve its investment objective by investing all of its investable assets in the International Equity Portfolio (the "Portfolio"). The Portfolio, like the Fund, is an open-end management investment company having the same investment objectives as the Fund. As of October 31, 2000, IEF owned 99.99% of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the financial statements of the Fund.

      1. Valuation of Investments -- IEF records its investment in the Portfolio at value. Securities of the Portfolio are recorded at value as more fully discussed in the notes to those financial statements.

      2. Foreign Currency Translations -- The books and records of the Portfolio are maintained in U.S. dollars. The foreign currency translation policy is more fully discussed in the notes to those financial statements.

      3. Investment Income -- IEF records daily its pro-rata share of the Portfolio's income and expenses, and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses daily as incurred. Realized gain/losses and changes in unrealized appreciation/ depreciation represent the Fund's share of such elements allocated from the Portfolio.

   B. EF and JF

   Investments in international markets may involve certain considerations and risks not typically associated with investments in the United States. Future economic and political developments in foreign countries could adversely affect the liquidity or value, or both, of such securities in which the Fund is invested.

      1. Valuation of Investments -- Equity securities, purchased options and futures contracts are valued at the last sale price on the exchange on which they are primarily traded, including the NASDAQ National Market. Securities for which sale prices are not available and other over-the-counter securities are valued at the last quoted bid price. Bonds and other fixed income securities (other than short-term obligations), including listed issues, are valued on the basis of valuations supplied by pricing services or by matrix pricing systems of a major dealer in bonds. Short-term debt securities with 61 days or more to maturity at time of purchase are valued, through the 61st day prior to maturity, at market value based on quotations obtained from market makers or other appropriate sources; thereafter, the value on the 61st day is amortized on a straight-line basis over the remaining number of days to maturity. Short-term investments with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market.

      Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

      2. Repurchase Agreements -- It is each Fund's policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held by the Fund's custodian bank, subcustodian, or a bank with which the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

      3. Futures Contracts -- When a fund enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the fund makes (or receives) additional cash payments daily to the broker. Changes in the value of the contract are recorded as unrealized appreciation/depreciation until the contract is closed or settled.

      The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction, therefore, the Fund's credit risk is limited to failure of the exchange or board of trade.

      Index futures contracts are used to control the asset mix of the portfolios in the most efficient manner, allowing the Funds to adjust country exposures while incurring minimal transaction costs. Short index futures contracts are used for hedging purposes, i.e. to reduce the exposure to equities. Long index futures contracts are used to gain exposure to equities, when it is anticipated that this will be more efficient than buying stocks directly. Use of long futures contracts subjects the Fund to risk of loss up to the amount of the nominal value of the futures contracts as shown in the Portfolio of Investments. Use of short futures contracts subject the Fund to unlimited risk.

      None of the Funds held open futures contracts as of October 31, 2000.

      4. Written Options -- When a fund writes an option on a futures contract, an equal amount to the premium received by the fund is included in the fund's Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability is adjusted daily to reflect the current market value of the written option and the change is recorded in a corresponding unrealized gain or loss account. When a written option expires on its stipulated expiration date, or when a closing transaction is entered into, the related liability is extinguished and the fund realizes a gain or loss if the cost of the closing transaction exceeds the premium received when the option was written.

      The Funds write options on stock index securities futures. These options are settled for cash and subject the Funds to market risk in excess of the amounts that are reflected in the Statement of Assets and Liabilities. The Funds, however, are not subject to credit risk on written options as the counterparty has already performed its obligation by paying a premium at the inception of the contract.

      As of October 31, 2000, there were no outstanding written options.

      5. Foreign Currency Translation -- The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates, or at the mean of the current bid and asked prices, of such currencies against the U.S. dollar as quoted by a major bank, on the following basis:

      a. Market value of investment securities and other assets and liabilities: at the rate of exchange at the valuation date.

      b. Purchases and sales of investment securities, income and expenses: at the rates of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the periods, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

      Reported realized foreign currency gains or losses arise from disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies which are held at period end.

      6. Forward Foreign Currency Exchange Contracts -- The Funds may enter into forward foreign currency contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to hedge the Fund against fluctuations in the value of its assets or liabilities due to change in the value of foreign currencies. Each day the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market". When the forward contract is closed, or the delivery of the currency is made or taken, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Funds are subject to off-balance sheet risk to the extent of the value of the contracts for purchases of currency and in an unlimited amount for sales of currency.

      At October 31, 2000, EF had outstanding forward foreign currency contracts as shown in Note 5.

      7. Security Transactions and Investment Income -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

      8. Bank Borrowings -- The Funds may borrow money for temporary or emergency purposes. Any borrowings representing more than 5% of a Fund's total assets must be repaid before the Fund may make additional investments. The Funds have entered into an agreement, enabling them to participate with other Chase Vista Funds in an unsecured line of credit with a syndicate of banks, which permits borrowings up to $350 million, collectively. Interest is charged to each Fund based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.50%. The Funds also pay a commitment fee of 0.10% per annum on the average daily amount of the available commitment, which is allocated on a pro-rata basis to the funds. The commitment fee is included in Other expenses on the Statement of Operations. Borrowings are payable on demand.

      The Funds had no borrowings outstanding at October 31, 2000 nor at any time during the year then ended.

     C. General Policies

      1. Federal Income Taxes -- Each Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income, and net realized gain on investments. In addition, the Fund intends to make distributions as required to avoid excise taxes. Accordingly, no provision for Federal income or excise tax is necessary.

      2. Distributions to Shareholders -- Dividends paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition --
       "temporary differences") such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

      The following amounts were reclassified within the capital accounts:

                                           Accumulated            Accumulated
                                         undistributed/           net realized
                       Paid-in        (overdistributed)           gain (loss)
                       capital        net investment income     on investements
--------------------------------------------------------------------------------
  EF .............     $ (653,889)        $    715,469           (61,580)
  JF .............        (92,646)              71,378            21,268
  IEF ............       (225,391)             342,249          (116,858)

      The reclassifications for EF, JF and IEF relate primarily to the character for tax purposes of current year net operating losses and foreign currency gains and losses.

      Dividends and distributions which exceed net investment income or net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized capital gains.

      3. Expenses -- Expenses of the Trust directly attributable to a Fund are charged to that Fund; other expenses are allocated proportionately among each Fund within the trust in relation to the net assets of each Fund or on another reasonable basis. Expenses directly attributable to a particular share class are charged directly to that class. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

2. Fees and Other Transactions with Affiliates

   A. Investment Advisory Fee -- Pursuant to separate Investment Advisory Agreements, The Chase Manhattan Bank ("Chase" or the "Advisor"), acts as the Investment Advisor to EF and JF. Chase is a direct wholly-- owned subsidiary of The Chase Manhattan Corporation. As Investment Advisor, Chase supervises the investments of the Funds and for such services is paid a fee. The fee is computed daily and paid monthly at an annual rate equal to 1.00% of the average daily net assets of each Fund. The Advisor voluntarily waived fees as outlined in Note 2.E below.

   Chase Fleming Asset Management (London) Limited ("CFAM (London)"), a registered investment advisor, is the sub-investment advisor to each Fund, pursuant to a Sub-Investment Advisory Agreement between CFAM (London) and Chase. CFAM (London), formerly Chase Asset Management (London) Limited, is a wholly owned subsidiary of Chase and is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.50% of each Fund's average daily net assets.

   B. Shareholder Servicing Fees -- The Trust has adopted an Administrative Services Plan for the Class B Shares of all of the Funds, the Class A Shares of IEF and the Class C Shares of EF, which, among other things, provides that the Trust on behalf of the Funds may obtain the services of one or more Shareholder Servicing Agents. For its services, the Shareholder Servicing Agent will receive a fee that is computed daily and paid monthly at an annual rate equal to 0.25% of the average daily net assets of the Class B Shares of each Fund, the Class A Shares of IEF and the Class C Shares of EF. The Shareholder Servicing Agents voluntarily waived fees as outlined in Note 2.E. below.

   Since inception, Chase, and certain affiliates have been the only Shareholder Servicing Agents of the Funds.

   C. Distribution and Sub-Administration Fees -- Pursuant to a Distribution and Sub-Administration Agreement, Vista Fund Distributors, Inc. (the "Distributor" or "VFD"), a wholly owned subsidiary of The BISYS Group, Inc. ("BISYS"), is the Trust's exclusive underwriter and promotes and arranges for the sale of each Fund's shares. In addition, the Distributor provides certain sub-administration services to the Trust, including providing officers, clerical staff and office space for an annual fee of 0.05% of the average daily net assets of each Fund. The Trustees have adopted Distribution Plans (the "Distribution Plans") for Class A, B and C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Class A Distribution Plans provide that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates not to exceed 0.25% of the average daily net assets of the Class A Shares of each Fund for distribution services. The Class B and Class C Distribution Plans provide that each Fund shall pay distribution fees, including payments to the Distributor, at an annual rate not to exceed 0.75% of the average daily net assets of the Class B and Class C Shares for distribution services.

   The Distributor voluntarily waived fees as outlined in Note 2.E. below.

   D. Administration Fee -- Pursuant to an Administration Agreement, Chase (the "Administrator") provides certain administration services to the Trust. For these services and facilities, the Administrator receives a fee from EF and JF computed at the annual rate equal to 0.10% of the respective Fund's average daily net assets, and a fee from IEF at the annual rate equal to 0.05% of the Fund's average daily net assets. The Administrator voluntarily waived fees as outlined in Note 2.E. below.

   E. Waivers of fees -- For the year ended October 31, 2000, the Fund's vendors voluntarily waived fees for each of the Funds as follows:

           Fee Waivers                   EF           JF           IEF
-----------------------------------------------------------------------
  Investment Advisory ...........    $189,245      $35,177      $    --
  Administration ................          --        5,277        9,494
  Shareholder Servicing..........          --        1,948        4,784
  Distribution ..................          --        6,846       18,952
                                     --------      -------      -------
    Total .......................    $189,245      $49,248      $33,230
                                     ========      =======      =======

   F. Other -- Certain officers of the Trust are officers of Vista Fund Distributors, Inc. or of its parent corporation, BISYS.

   Chase provides portfolio accounting and custody services for EF and JF. Compensation for such services is presented in the Statement of Operations as custodian fees. Custodian fees are subject to reduction by credits earned by each Fund, based on cash balances held by Chase as custodian. Such earnings credits are presented separately in the Statement of Operations. The Funds could have invested the cash balances utilized in connection with the earnings credit arrangements in income producing assets if they had not entered into such arrangements.

   The Distributor voluntarily reimbursed certain expenses of the Funds in the amounts as shown on the Statement of Operations.

3. Investment Transactions

For the year ended October 31, 2000, purchases and sales of investments (excluding short-term investments) were as follows:



                                                              EF              JF
--------------------------------------------------------------------------------
   Purchases (excluding U.S. Government) .....      $181,597,503      $4,093,923
   Sales (excluding U.S. Government) .........      (143,142,679)     (6,268,271)

4. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at October 31, 2000, are as follows:

                                                               EF               JF
-------------------------------------------------------------------------------------
  Aggregate cost .....................................    $ 98,139,509     $2,842,171
                                                          ------------     ----------
  Gross unrealized appreciation ......................       4,733,520         73,477
  Gross unrealized depreciation ......................      (4,992,097)      (331,120)
                                                          ------------     ----------
  Net unrealized appreciation (depreciation) .........    $   (258,577)    $ (257,643)
                                                          ============     ==========

At October 31, 2000, JF had a capital loss carryover of $350,685 which will be available to offset capital gains until October 31, 2006. To the extent that any net capital loss carryovers are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders. During the year ended October 31, 2000, JF utilized capital loss carryforwards of $996,357.

5. Open Forward Foreign Currency Contracts

EF was party to the following open forward foreign currency contracts at October 31, 2000:

  Contract                   Contract                                 Unrealized
   Amount                     Amount                   Settlement     Gain/(Loss)
 Purchased     Currency        Sold       Currency        Date            USD
------------------------------------------------------------------------------------
Unrealized Gain
---------------
  667,857        USD       1,198,937        CHF        11/01/00          $1,072
  926,816        USD       1,093,330        EUR        11/02/00              61
  151,178        GBP         219,027        USD        11/02/00             499
                                                                       --------
                                                                         $1,632
                                                                       ========
Unrealized Loss
---------------
   61,000        EUR          51,580        USD        11/01/00        $   (144)
  189,519        GBP         276,964        USD        11/01/00          (1,762)
  104,500        USD         188,979        CHF        11/02/00            (599)
                                                                       --------
                                                                       $ (2,505)
                                                                       ========

CHF - Swiss Francs
EUR - European Currency Unit
GBP - British Pound Sterling
USD - United States Dollar

6. Concentrations

At October 31, 2000, substantially all of the Funds' net assets consist of securities of issuers which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

As of October 31, 2000, EF invested approximately 32.7% of its net assets in issuers in the United Kingdom. JF primarily invested in issuers in Japan. The issuers' abilities to meet their obligations may be affected by economic or political developments in the specific region or country.

At October 31, 2000, JF invested 31.2% of its portfolio in securities issued by technology sector companies, such as computer hardware and software companies, internet connectivity providers and telecommunications equipment manufacturers. Valuations of companies in the technology sector are typically subject to greater volatility than other sectors.

7. Retirement Plans

The Funds have adopted an unfunded noncontributory defined benefit pension plan covering all independent trustees of the Funds who will have served as independent trustees for at least five years at the time of retirement. Benefits under this plan are based on compensation and years of service. Pension expenses for the year ended October 31, 2000, included in Trustees Fees in the Statement of Operations, and accrued pension liability included in other accrued liabilities, respectively, in the Statement of Assets and Liabilities were as follows:

               Pension    Accrued Pension
Fund           Expenses      Liability
-----------------------------------------
 EF ..........   $1,135      $3,189
 JF ..........       86         446
 IEF .........      279       1,539

8. Subsequent Event

On September 13, 2000, The Chase Manhattan Corporation and J.P. Morgan & Co. Incorporated announced that they have entered into an agreement and plan of merger. The transaction is expected to close in December 2000 and is subject to approval by shareholders of both companies.

       9. Capital Share Transactions

       Capital share transactions were as follows for the periods presented:


       EUROPEAN FUND

------------------------------------------------------------------------------------------------------------------------------------
                                          Class A                          Class B                              Class C
------------------------------------------------------------------------------------------------------------------------------------
                                           Amount          Shares          Amount         Shares         Amount        Shares
------------------------------------------------------------------------------------------------------------------------------------
                                                                       Year Ended October 31, 2000
------------------------------------------------------------------------------------------------------------------------------------
      Shares sold                         $152,430,045       7,611,529    $ 13,524,350      648,088     $3,763,724      181,183
      Shares issued in reinvestment
      of distributions                         644,441          32,515         187,697        9,670         26,141        1,347
      Shares redeemed                     (126,511,270)     (6,291,220)     (4,141,614)    (210,469)      (583,251)     (29,129)
------------------------------------------------------------------------------------------------------------------------------------
      Net increase in Fund shares
      outstanding                         $ 26,563,216       1,352,824    $  9,570,433      447,289     $3,206,614      153,401
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Year Ended October 31, 1999*
------------------------------------------------------------------------------------------------------------------------------------
      Shares sold                         $ 35,569,006       2,251,966    $  7,411,851      474,721     $1,725,302      111,256
      Shares issued in reinvestment
      of distributions                         218,038          13,910          81,769        5,314            428           28
      Shares redeemed                      (27,100,315)     (1,707,222)     (8,088,735)    (524,167)      (329,709)     (21,187)
------------------------------------------------------------------------------------------------------------------------------------
      Net increase (decrease) in Fund
      shares outstanding                  $  8,686,729         558,654    $   (595,115)     (44,132)    $1,396,021       90,097
------------------------------------------------------------------------------------------------------------------------------------

* For Class C shares, from commencement of offering on November 1, 1998.

JAPAN FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                    Class A                          Class B
------------------------------------------------------------------------------------------------------------------------------------
                                                            Amount           Shares          Amount            Shares
------------------------------------------------------------------------------------------------------------------------------------
                                                                             Year Ended October 31, 2000
------------------------------------------------------------------------------------------------------------------------------------
      Shares sold                                         $  4,116,044         443,154        $  858,258          89,593
      Shares issued in reinvestment of distributions                --              --                --              --
      Shares redeemed                                       (5,601,150)       (574,334)       (1,537,601)       (161,845)
------------------------------------------------------------------------------------------------------------------------------------
      Net decrease in Fund shares outstanding             $ (1,485,106)       (131,180)       $ (679,343)        (72,252)
------------------------------------------------------------------------------------------------------------------------------------
                                                                             Year Ended October 31, 1999
------------------------------------------------------------------------------------------------------------------------------------
      Shares sold                                         $  3,535,327         428,187        $  545,856          68,871
      Shares issued in reinvestment of distributions                --              --                --              --
      Shares redeemed                                       (2,332,878)       (271,810)         (144,782)        (17,872)
------------------------------------------------------------------------------------------------------------------------------------
      Net increase in Fund shares outstanding             $  1,202,449         156,377        $  401,074          50,999
------------------------------------------------------------------------------------------------------------------------------------

       INTERNATIONAL EQUITY FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                              Class A                                  Class B
------------------------------------------------------------------------------------------------------------------------------------
                                                              Amount          Shares           Amount         Shares
------------------------------------------------------------------------------------------------------------------------------------
                                                                             Year Ended October 31, 2000
------------------------------------------------------------------------------------------------------------------------------------
      Shares sold                                             $80,719,692       5,402,885     $ 3,007,555       190,262
      Shares issued in reinvestment of distributions            1,244,561          81,344         343,302        22,917
      Shares redeemed                                         (72,296,668)     (4,849,552)     (3,273,498)     (218,570)
------------------------------------------------------------------------------------------------------------------------------------
      Net increase (decrease) in Fund shares outstanding      $ 9,667,585         634,677     $    77,359        (5,391)
------------------------------------------------------------------------------------------------------------------------------------
                                                                             Year Ended October 31, 1999
------------------------------------------------------------------------------------------------------------------------------------
      Shares sold                                             $41,065,896       3,215,748     $ 6,951,949       561,207
      Shares issued in reinvestment of distributions              646,590          52,060         292,986        23,956
      Shares redeemed                                         (35,456,364)     (2,796,866)     (8,722,427)     (701,350)
------------------------------------------------------------------------------------------------------------------------------------
      Net increase (decrease) in Fund shares
      outstanding                                             $ 6,256,122         470,942     $(1,477,492)     (116,187)
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       CHASE VISTA FUNDS FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                         European Fund
                                                                   -----------------------
                                                                           Class A
                                                                   -----------------------
                                                                          Year Ended
                                                                   -----------------------
                                                                    10/31/00     10/31/99
                                                                   ----------   ----------
Net asset value, beginning of period .............................    $ 16.52      $ 14.47
                                                                    ---------    ---------
Income from investment operations:
 Net investment income ...........................................      (0.12)@      (0.06)@
 Net gains or losses in securities (both realized and unrealized).       1.83         2.31
                                                                    ---------    ---------
  Total from investment operations ...............................       1.71         2.25
                                                                    ---------    ---------
Distributions to shareholders from:
 Dividends from net investment income ............................         --         0.09
 Distributions from capital gains ................................       0.36         0.11
                                                                    ---------    ---------
  Total dividends and distributions ..............................       0.36         0.20
                                                                    ---------    ---------
Net asset value, end of period ...................................    $ 17.87      $ 16.52
                                                                    =========    =========
Total return (1) .................................................      10.13%       15.60%
Ratios/supplemental data:
 Net assets, end of period (000 omitted) .........................    $75,801      $47,759
Ratios to average net assets #:
 Expenses ........................................................       1.74%        1.74%
 Net investment income ...........................................      (0.60%)      (0.40%)
 Expenses without waivers, reimbursements and earnings credits ...       1.95%        2.06%
 Net investment income without waivers,
 reimbursements and earnings credits .............................      (0.81%)      (0.72%)
Portfolio turnover rate ..........................................        161%         149%
--------------------------------------------------------------------------------------------

                                                                                European Fund
                                                                     -----------------------------------
                                                                                  Class A
                                                                     -----------------------------------
                                                                          Year Ended            11/02/95*
                                                                     ---------------------      Through
                                                                     10/31/98     10/31/97      10/31/96
                                                                     --------     --------      --------
Net asset value, beginning of period .............................    $ 14.10      $ 11.99      $  10.00
                                                                     --------     --------     ---------
Income from investment operations:
 Net investment income ...........................................       0.15         0.05          0.15
 Net gains or losses in securities (both realized and unrealized)        2.16         3.01          1.93
                                                                     --------     --------     ---------
  Total from investment operations ...............................       2.31         3.06          2.08
                                                                     --------     --------     ---------
Distributions to shareholders from:
 Dividends from net investment income ............................       0.22         0.10          0.09
 Distributions from capital gains ................................       1.72         0.85            --
                                                                     --------     --------     ---------
  Total dividends and distributions ..............................       1.94         0.95          0.09
                                                                     --------     --------     ---------
Net asset value, end of period ...................................    $ 14.47      $ 14.10      $  11.99
                                                                     ========     ========     =========
Total return (1) .................................................      18.71%       28.19%        20.78%
Ratios/supplemental data:
 Net assets, end of period (000 omitted) .........................    $33,743      $12,965      $  6,358
Ratios to average net assets #:
 Expenses ........................................................       1.74%        1.75%         1.75%
 Net investment income ...........................................      (0.07%)       0.32%         1.44%
 Expenses without waivers, reimbursements and earnings credits ...       2.38%        2.84%         3.49%
 Net investment income without waivers,
 reimbursements and earnings credits .............................      (0.71%)      (0.77%)       (0.30%)
Portfolio turnover rate ..........................................        183%         170%          186%
---------------------------------------------------------------------------------------------------------

 *  Commencement of operations.
 @  Calculated based on average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
 #  Short periods have been annualized.

                       See notes to financial statements.

                                                               European Fund
                                                  ---------------------------------------
                                                                 Class B
                                                  --------------------------------------
                                                                Year Ended
                                                  --------------------------------------
                                                    10/31/00     10/31/99     10/31/98
                                                  -----------   ----------   ---------
Net asset value, beginning of period ............    $ 16.18      $ 14.24      $ 13.93
                                                  ----------    ---------    ---------
Income from investment operations:
 Net investment income ..........................      (0.27)@      (0.18)@       0.08
 Net gains or losses in securities
 (both realized and unrealized) .................       1.83         2.26         2.10
                                                  ----------    ---------    ---------
  Total from investment operations ..............       1.56         2.08         2.18
                                                  ----------    ---------    ---------
Distributions to shareholders from:
 Dividends from net investment income ...........         --         0.03         0.15
 Distributions from capital gains ...............       0.36         0.11         1.72
                                                  ----------    ---------    ---------
  Total dividends and distributions .............       0.36         0.14         1.87
                                                  ----------    ---------    ---------
Net asset value, end of period ..................    $ 17.38      $ 16.18      $ 14.24
                                                  ==========    =========    =========
Total return (1) ................................       9.40%       14.66%       17.89%
Ratios/supplemental data:
 Net assets, end of period (000 omitted) ........    $18,546      $10,038      $ 9,457
Ratios to average net assets #:
 Expenses .......................................       2.49%        2.51%        2.50%
 Net investment income ..........................      (1.35%)      (1.12%)      (0.75%)
 Expenses without waivers, reimbursements and
 earnings credits ...............................       2.69%        2.83%        2.91%
 Net investment income without waivers,
 reimbursements and earnings credits ............      (1.55%)      (1.44%)      (1.16%)
Portfolio turnover rate .........................        161%         149%         183%


                                                            Class B                  Class C
                                                   ------------------------  --------------------------
                                                   Year Ended     11/03/95**     Year         11/01/98**
                                                   ----------      Through       Ended         Through
                                                    10/31/97       10/31/96     10/31/00       10/31/99
                                                   ----------     ---------    ----------     ---------
Net asset value, beginning of period ............    $ 11.93      $    9.97      $ 16.19      $   14.24
                                                   ---------    -----------   ----------     ----------
Income from investment operations:
 Net investment income ..........................       0.04           0.07        (0.26)@        (0.08)@
 Net gains or losses in securities
 (both realized and unrealized) .................       2.89           1.96         1.80           2.17
                                                   ---------    -----------   ----------     ----------
  Total from investment operations ..............       2.93           2.03         1.54           2.09
                                                   ---------    -----------   ----------     ----------
Distributions to shareholders from:
 Dividends from net investment income ...........       0.08           0.07           --           0.03
 Distributions from capital gains ...............       0.85             --         0.36           0.11
                                                   ---------    -----------   ----------     ----------
  Total dividends and distributions .............       0.93           0.07         0.36           0.14
                                                   ---------    -----------   ----------     ----------
Net asset value, end of period ..................    $ 13.93      $   11.93      $ 17.37      $   16.19
                                                   =========    ===========   ==========     ==========
Total return (1) ................................      27.25%         20.35%        9.27%         14.73%
Ratios/supplemental data:
 Net assets, end of period (000 omitted) ........    $ 2,218      $     190      $ 4,229      $   1,460
Ratios to average net assets #:
 Expenses .......................................       2.51%          2.47%        2.49%          2.51%
 Net investment income ..........................      (0.30%)         0.80%       (1.33%)        (0.61%)
 Expenses without waivers, reimbursements and
 earnings credits ...............................       3.58%          3.83%        2.67%          2.83%
 Net investment income without waivers,
 reimbursements and earnings credits ............      (1.37%)        (0.56%)      (1.51%)        (0.93%)
Portfolio turnover rate .........................        170%           186%         161%           149%

 ** Commencement of offering of class of shares.
 @  Calculated based on average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
 #  Short periods have been annualized.

                       See notes to financial statements.

                                                                            Japan Fund
                                                                    ------------------------
                                                                             Class A
                                                                    ------------------------
                                                                           Year Ended
                                                                    -----------------------
                                                                     10/31/00      10/31/99
                                                                    -----------   ---------
Net asset value, beginning of period ..............................    $  9.84      $  6.41
                                                                    -----------   ---------
Income from investment operations:
 Net investment income ............................................      (0.15)@      (0.07)@
 Net gains or losses in securities (both realized and unrealized) .      (1.57)        3.50
                                                                    ----------    ---------
  Total from investment operations ................................      (1.72)        3.43
                                                                    ----------    ---------
Distributions to shareholders from:
 Dividends from Net Investment Income .............................         --           --
 Distributions from capital gains .................................         --           --
 Tax return of capital ............................................         --           --
                                                                    ----------    ---------
  Total dividends and distributions ...............................         --           --
                                                                    ----------    ---------
Net asset value, end of period ....................................    $  8.12      $  9.84
                                                                    ==========    =========
Total return (1) ..................................................     (17.48%)      53.51%
Ratios/supplemental data:
 Net assets, end of period (000 omitted) ..........................    $ 2,448      $ 4,260
Ratios to average net assets #:
 Expenses .........................................................       1.77%        1.74%
 Net investment income ............................................      (1.54%)      (0.88%)
 Expenses without waivers, reimbursements and earnings credits ....       5.49%        5.44%
 Net investment income without waivers, reimbursements and earnings
 credits reimbursements ...........................................      (5.26%)      (4.58%)
Portfolio turnover rate ...........................................        123%         133%


                                                                                 Japan Fund
                                                                      ------------------------------------
                                                                                  Class A
                                                                      ------------------------------------
                                                                           Year Ended            11/02/95*
                                                                      ----------------------     Through
                                                                      10/31/98     10/31/97      10/31/96
                                                                      ---------   ----------    ----------
Net asset value, beginning of period ..............................    $  9.52      $  9.42      $  10.00
                                                                     ---------    ---------      --------
Income from investment operations:
 Net investment income ............................................       0.27         0.08         (0.08)
 Net gains or losses in securities (both realized and unrealized) .      (2.91)        0.24         (0.50)
                                                                     ---------    ---------      --------
  Total from investment operations ................................      (2.64)        0.32         (0.58)
                                                                     ---------    ---------      --------
Distributions to shareholders from:
 Dividends from Net Investment Income .............................       0.26         0.22            --
 Distributions from capital gains .................................         --           --            --
 Tax return of capital ............................................       0.21           --            --
                                                                     ---------    ---------      --------
  Total dividends and distributions ...............................       0.47         0.22            --
                                                                     --------     ---------      --------
Net asset value, end of period ....................................    $  6.41      $  9.52      $   9.42
                                                                     =========    =========      ========
Total return (1) ..................................................     (28.98%)       3.49%        (5.80%)
Ratios/supplemental data:
 Net assets, end of period (000 omitted) ..........................    $ 1,770      $ 5,008      $  4,781
Ratios to average net assets #:
 Expenses .........................................................       1.76%        1.75%         1.75%
 Net investment income ............................................      (0.56%)      (0.30%)       (0.91%)
 Expenses without waivers, reimbursements and earnings credits ....       3.79%        2.89%         3.60%
 Net investment income without waivers, reimbursements and earnings
 credits reimbursements ...........................................      (2.59%)      (1.44%)       (2.76%)
Portfolio turnover rate ...........................................        212%         217%          121%

 *  Commencement of operations.
 @  Calculated based on average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
 #  Short periods have been annualized.

                       See notes to financial statements.

                                                                                Japan Fund
                                                                        -----------------------
                                                                                 Class B
                                                                        -----------------------
                                                                               Year Ended
                                                                        -----------------------
                                                                          10/31/00     10/31/99
                                                                        -----------------------
Net asset value, beginning of period ..................................    $  9.65      $  6.32
                                                                        ---------     ---------
Income from investment operations:
 Net investment income ................................................      (0.22)@      (0.13)@
 Net gains or losses in securities (both realized and unrealized) .....      (1.50)        3.46
                                                                        ----------    ---------
  Total from investment operations ....................................      (1.72)        3.33
                                                                        ----------    ---------
Distributions to shareholders from:
 Dividends from net investment income .................................         --           --
 Distributions from capital gains .....................................         --           --
 Tax return of capital ................................................         --           --
                                                                        ----------    ---------
  Total dividends and distributions ...................................         --           --
                                                                        ----------    ---------
Net asset value, end of period ........................................    $  7.93      $  9.65
                                                                        ==========    =========
Total return (1) ......................................................     (17.82%)      52.69%
Ratios/supplemental data:
 Net assets, end of period (000 omitted) ..............................    $   322      $ 1,089
Ratios to average net assets #:
 Expenses .............................................................       2.52%        2.49%
 Net investment income ................................................      (2.29%)      (1.67%)
 Expenses without waivers, reimbursements and earnings credits ........       6.14%        6.19%
 Net investment income without waivers,
 reimbursements and earnings credits ..................................      (5.91%)      (5.37%)
Portfolio turnover rate ...............................................        123%         133%

                                                                                     Japan Fund
                                                                          ------------------------------------
                                                                                       Class B
                                                                          ------------------------------------
                                                                               Year Ended           11/03/95**
                                                                          ---------------------      Through
                                                                          10/31/98     10/31/97      10/31/96
                                                                          ---------   ---------    -----------
Net asset value, beginning of period ..................................    $  9.42      $  9.35      $   10.00
                                                                         ---------    ---------     ----------
Income from investment operations:
 Net investment income ................................................       0.23        (0.05)         (0.02)
 Net gains or losses in securities (both realized and unrealized) .....      (2.90)        0.30          (0.63)
                                                                         ---------    ---------     ----------
  Total from investment operations ....................................      (2.67)        0.25          (0.65)
                                                                         ---------    ---------     ----------
Distributions to shareholders from:
 Dividends from net investment income .................................       0.22         0.18             --
 Distributions from capital gains .....................................         --           --             --
 Tax return of capital ................................................       0.21           --             --
                                                                         ---------    ---------     ----------
  Total dividends and distributions ...................................       0.43         0.18             --
                                                                         ---------    ---------     ----------
Net asset value, end of period ........................................    $  6.32      $  9.42      $    9.35
                                                                         =========    =========     ==========
Total return (1) ......................................................     (29.53%)       2.72%         (6.50%)
Ratios/supplemental data:
 Net assets, end of period (000 omitted) ..............................    $   391      $ 1,893      $     162
Ratios to average net assets #:
 Expenses .............................................................       2.51%        2.51%          2.52%
 Net investment income ................................................      (0.97%)      (5.73%)        (0.40%)
 Expenses without waivers, reimbursements and earnings credits ........       4.52%        3.66%          4.00%
 Net investment income without waivers,
 reimbursements and earnings credits ..................................      (2.98%)      (6.88%)        (1.88%)
Portfolio turnover rate ...............................................        212%         217%           121%

 ** Commencement of offering of class of shares.
 @  Calculated based on average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
 #  Short periods have been annualized.

                       See notes to financial statements.

                                                                       International Equity Fund
                                                     ---------------------------------------------------------------
                                                                                Class A
                                                     ---------------------------------------------------------------
                                                                               Year Ended
                                                     ---------------------------------------------------------------
                                                     10/31/00      10/31/99       10/31/98     10/31/97     10/31/96
                                                     --------      --------       --------      -------      -------
Net asset value, beginning of period .............   $  13.77       $ 12.08        $ 12.11      $ 12.38      $ 12.02
                                                     --------       -------        -------      -------      -------
Income from investment operations:
  Net investment income ..........................      (0.11)        (0.09)        (0.09)       (0.05)@        0.05
  Net gains or losses in securities
  (both realized and unrealized) .................       0.44          2.34           0.43         0.33         0.37
                                                     --------       -------        -------      -------      -------
  Total from investment operations ...............       0.33          2.25           0.34         0.28         0.42
                                                     --------       -------        -------      -------      -------
Distributions to shareholders from:
 Dividends from net Investment income ............         --              --         0.07         0.03         0.06
 Distributions from capital gains ................       0.76          0.56           0.30         0.52           --
                                                     --------       -------        -------      -------      -------
  Total dividends and distributions ..............       0.76          0.56           0.37         0.55         0.06
                                                     --------       -------        -------      -------      -------
Net asset value, end of period ...................   $  13.34       $ 13.77        $ 12.08      $ 12.11      $ 12.38
                                                     ========       =======        =======      =======      -------
Total return (1)                                         1.71%         19.09%         2.96%        2.27%        3.53%
Ratios/supplemental data:
 Net assets, end of period (000 omitted) .........   $ 34,599         $26,973     $ 17,969     $ 23,267     $ 24,904
Ratios to average net assets:
 Expenses ........................................       2.01%          1.99%         2.00%        2.01%        2.00%
 Net investment income ...........................      (0.86%)        (0.73%)       (0.47%)      (0.36%)      (0.03%)
 Expenses without waivers and
 reimbursements ..................................       2.88%           3.53%*       3.39%        2.08%        2.86%
 Net investment income without waivers
 and reimbursements ..............................      (1.73%)        (2.27%)*      (1.86%)      (0.43%)      (0.89%)

(1) Total return figures do not include the effect of any front-end or deferred sales load.
 @  Calculated based on average shares outstanding.
 *  Restated.

                       See notes to financial statements.

                                                                           International Equity Fund
                                                    ----------------------------------------------------------------------
                                                                                   Class B
                                                    ----------------------------------------------------------------------
                                                                                  Year Ended
                                                    ----------------------------------------------------------------------
                                                    10/31/00       10/31/99         10/31/98       10/31/97       10/31/96
                                                    --------       --------         --------       --------        -------
Net asset value, beginning of period ..........      $ 13.51        $ 11.92          $ 11.94        $ 12.24        $ 11.89
                                                     -------        -------          -------        -------        -------
Income from investment operations:
  Net investment income .......................        (0.21)         (0.18)          (0.13)          (0.11)@         0.01
  Net gains or losses in securities
  (both realized and unrealized) ..............         0.47           2.33             0.42           0.33           0.35
                                                     -------        -------          -------        -------        -------
  Total from investment operations ............         0.26           2.15             0.29           0.22           0.36
                                                     -------        -------          -------        -------        -------
Distributions to shareholders from:
 Dividends from net Investment income .........           --               --           0.01             --             --
 Distributions from capital gains .............         0.76           0.56             0.30           0.52           0.01
                                                     -------        -------          -------        -------        -------
  Total dividends and distributions ...........         0.76           0.56             0.31           0.52           0.01
                                                     -------        -------          -------        -------        -------
Net asset value, end of period ................       $13.01        $ 13.51           $11.92         $11.94         $12.24
                                                     =======        =======          =======        =======        =======
Total return (1)                                        1.20%         18.49%            2.56%          1.74%          3.03%
Ratios/supplemental data:
 Net assets, end of period (000 omitted) ......       $6,535        $ 6,858           $7,433         $7,989         $7,819
Ratios to average net assets:
 Expenses .....................................       $ 2.51%          2.49%            2.50%          2.51%          2.50%
 Net investment income ........................        (1.38%)        (1.21%)          (0.94%)        (0.88%)        (0.43%)
 Expenses without waivers and
 reimbursements ...............................         3.39%          4.03%*           3.90%          2.61%          3.36%
 Net investment income without waivers and
 reimbursements ......................... .....        (2.26%)        (2.75%)*         (2.34%)        (0.98%)        (1.29%)

(1) Total return figures do not include the effect of any front-end or deferred sales load.
 @  Calculated based on average shares outstanding.
 *  Restated.

                       See notes to financial statements.

--------------------------------------------------------------------------------
       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees and Shareholders of Mutual Fund Group

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments as presented, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Chase Vista European Fund, Chase Vista Japan Fund and Chase Vista International Equity Fund (separate portfolios of Mutual Fund Group, hereafter referred to as the "Trust") at October 31, 2000, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
December 11, 2000

--------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO
Portfolio of Investments
--------------------------------------------------------------------------------

As of October 31, 2000

Shares        Issuer                                   Value
--------------------------------------------------------------------------------
Long-Term Investments -- 95.7%
--------------------------------------------------------------------------------
              Common Stock -- 95.7%
              ---------------------
              Australia -- 2.7%
    13,358    Brambles Industries LTD               $  346,338
    14,100    Commonwealth Bank of Australia           209,826
    24,856    News Corp., LTD                          260,001
    53,841    Telstra Corp., LTD                       175,712
    22,124    Woodside Petroleum LTD                   161,698
                                                     ---------
                                                     1,153,575
              Belgium -- 1.0%
     2,910    Dexia *                                  443,288

              Finland -- 3.2%
    24,507    Nokia OYJ                              1,008,488
    16,124    Sonera OYJ                               355,227
                                                     ---------
                                                     1,363,715
              France -- 11.1%
    13,860    Alcatel SA                               845,709
     7,223    Aventis SA                               521,033
     6,499    AXA                                      860,399
     4,857    BNP Paribas                              418,784
     3,115    Cap Gemini SA                            496,986
     3,006    Compagnie de Saint-Gobain                397,707
     2,150    Imerys                                   212,566
     6,577    Total Fina SA, Class B                   941,053
                                                     ---------
                                                     4,694,237
              Germany -- 6.4%
    12,748    Bayer AG                                 553,371
    12,820    Bayerische Motoren Werke AG              424,526
    10,899    Deutsche Bank AG                         892,386
     9,671    Heidelberger Zement AG                   459,609
     3,079    Siemens AG                               392,079
                                                     ---------
                                                     2,721,971
              Hong Kong -- 2.3%
    43,000    Cheung Kong Holdings LTD                 475,541
    37,500    China Mobile (Hong Kong) LTD *           241,618
   134,000    China Unicom *                           268,893
     7,500    MTR Corp. *                               11,107
                                                     ---------
                                                       997,159
              Italy -- 6.0%
    17,455    Autogrill SPA                            193,016
    37,796    Banca Fideuram SPA                       582,172
    61,514    Enel SPA                                 226,565
   163,507    ENI-Ente Nazionale Idrocarburi SPA       879,740
    59,451    Telecom Italia SPA                       692,216
                                                     ---------
                                                     2,573,709
              Japan -- 18.9%
     3,000    Acom Co., LTD                            242,838
    13,000    Canon, Inc.                              516,020
    15,000    Chugai Pharmaceutical Co., LTD           254,664
        31    DDI Corp.                                145,501
    18,000    Fujitsu LTD                              320,777
     2,100    Hirose Electric Co., LTD                 242,563
     4,400    Hoya Corp.                               363,826

                       See notes to financial statements.

INTERNATIONAL EQUITY PORTFOLIO
Portfolio of Investments (Continued)

As of October 31, 2000

Shares         Issuer                                        Value
--------------------------------------------------------------------------------
Long-Term Investments -- Continued
--------------------------------------------------------------------------------
               Japan -- Continued
    10,000     KAO Corp.                                   $ 299,766
     2,900     Kyocera Corp.                                 377,504
     2,700     Mabuchi Motor Co., LTD                        288,601
     3,000     Murata Manufacturing Co., LTD                 359,169
    59,000     Nikko Securities Co., LTD                     509,493
        59     Nippon Telegraph & Telephone Corp.            537,077
        29     NTT DoCoMo, Inc.                              715,130
     1,920     Orix Corp.                                    201,531
     1,700     Rohm Co., LTD                                 428,721
     5,600     Sony Corp.                                    447,651
    20,000     Sumitomo Bank LTD                             242,930
    30,000     Sumitomo Corp.                                264,014
     5,000     Takeda Chemical Industries                    329,559
     2,100     TDK Corp.                                     211,761
     7,300     Terumo Corp.                                  206,784
     2,000     Tokyo Electron LTD                            156,575
    24,000     Toshiba Corp.                                 171,609
     4,000     Yamanouchi Pharmaceutical Co., LTD            181,143
                                                           ---------
                                                           8,015,207
               Netherlands -- 6.2%
    19,360     ABN Amro Holding NV                           448,535
    31,797     Elsevier NV                                   406,117
     8,700     Fortis (NL) NV                                265,797
     9,692     ING Groep NV                                  665,576
    21,618     Koninklijke Philips Electronics NV            849,609
                                                           ---------
                                                           2,635,634
               Portugal -- 0.9%
    25,034     Brisa-Auto Estradas de Portugal SA            193,543
    16,069     Telecel-Comunicacoes Pessoai *                176,189
                                                           ---------
                                                             369,732
               South Korea -- 0.7%
    17,800     Pohang Iron & Steel Co., LTD, ADR             280,350

               Spain -- 1.6%
    21,401     Altadis SA                                    320,559
    12,698     Banco Popular Espanol                         379,860
                                                           ---------
                                                             700,419
               Sweden -- 3.3%
    67,264     Nordic Baltic Holding AB                      504,985
    68,694     Telefonaktiebolaget LM Ericson, Class B       914,545
                                                           ---------
                                                           1,419,530
               Switzerland -- 5.9%
       189     Nestle SA                                     391,636
       475     Novartis AG                                   720,566
        60     Roche Holding AG                              548,049
     3,117     UBS AG                                        431,749
       868     Zurich Financial Services AG                  420,082
                                                           ---------
                                                           2,512,082
               United Kingdom -- 25.5%
     3,502     Autonomy Corp. PLC *                          179,869
   145,386     BAE Systems PLC                               825,832
    21,043     Barclays PLC                                  602,077
    27,800     Bass PLC                                      272,060

                       See notes to financial statements.

INTERNATIONAL EQUITY PORTFOLIO
Portfolio of Investments (Continued)

As of October 31, 2000

Shares             Issuer                                                  Value
-----------------------------------------------------------------------------------
Long-Term Investments -- Continued
-----------------------------------------------------------------------------------
                   United Kingdom -- Continued
      108,474      BG Group PLC                                         $   434,382
       69,489      Blue Circle Industries PLC                               424,459
       10,922      BOC Group PLC                                            152,129
       63,312      BP Amoco PLC                                             536,918
       35,029      British American Tobacco PLC                             245,478
       51,286      British Land Company PLC                                 306,573
       41,803      CGNU PLC                                                 559,211
       31,871      Enterprise Oil PLC                                       252,017
       27,197      Glaxo Wellcome PLC                                       782,889
       42,139      Granada Compass PLC *                                    363,168
      108,474      Lattice Group PLC *                                      231,356
      100,437      Legal & General Group PLC                                249,917
       20,559      Marconi Electronic Systems PLC                           259,513
       29,005      Reuters Group PLC                                        564,759
       12,190      Schroders PLC                                            189,245
        2,079      SmithKline Beecham PLC                                    26,846
      158,937      Tesco PLC                                                605,906
       66,233      Unilever PLC                                             448,054
      489,868      Vodafone AirTouch PLC                                  2,038,075
       44,780      Wolseley PLC                                             247,541
                                                                        -----------
                                                                         10,798,274
                   ----------------------------------------------------------------
                   Total Common Stock                                    40,678,882
                   (Cost $40,747,842)
                   ----------------------------------------------------------------
                   Redeemable Unsecured Loan Stock -- 0.0%
                   ---------------------------------------
                   Malaysia -- 0.0%
       60,000      Sunway Building Technology, BHD, 3.00%, 07/30/01          15,158
                   (Cost $24,077)
   Principal
     Amount
     (DEM)
                   Convertible Bond -- 0.0%
                   ------------------------
                   Germany -- 0.0%
       11,440      DaimlerChysler AG, 5.75%, 06/14/02                         5,631
                   (Cost $5,682)
-----------------------------------------------------------------------------------
                   Total Investments -- 95.7%                           $40,699,671
                   (Cost $40,777,601)
-----------------------------------------------------------------------------------

Index:
*    -- Non-Income producing security.
ADR  -- American Depositary Receipt.

                       See notes to financial statements.

INTERNATIONAL EQUITY PORTFOLIO
Portfolio of Investments (Continued)

As of October 31, 2000

Summary of Investments by Industry, October 31, 2000

Industry                      % of Investment Securities
--------------------------------------------------------
Telecommunications                    13.2%
Banking                               10.3%
Electronics/Electrical Equipment       9.2%
Oil & Gas                              8.5%
Pharmaceuticals                        8.3%
Telecommunications Equipment           7.4%
Financial Services                     6.5%
Insurance                              6.2%
Food/Beverage Products                 4.2%
Construction Materials                 3.1%
Diversified                            2.3%
Consumer Products                      2.1%
Aerospace                              2.0%
Multi-Media                            2.0%
Other (below 2%)                      14.7%
--------------------------------------------------------
Total                                100.0%
--------------------------------------------------------

                       See notes to financial statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES October 31, 2000
--------------------------------------------------------------------------------

                                                                    International
                                                                       Equity
                                                                      Portfolio
--------------------------------------------------------------------------------
ASSETS:
 Investment securities, at value (Note 1) ........................ $40,699,671
 Cash ............................................................   2,126,034
 Foreign cash (Cost $7,368) ......................................       6,712
 Other assets ....................................................         146
 Receivables:
  Open forward currency contracts ................................       1,580
  Investment securities sold .....................................     333,759
  Interest and dividends .........................................      54,867
------------------------------------------------------------------------------
    Total Assets .................................................  43,222,769
------------------------------------------------------------------------------
LIABILITIES:
 Payables:
  Investment securities purchased ................................     491,699
  Open forward currency contracts ................................       1,292
 Accrued liabilities: (Note 2)
  Investment advisory fees .......................................      17,571
  Administration fees ............................................       1,757
  Custodian fees .................................................      15,995
  Other ..........................................................     147,083
------------------------------------------------------------------------------
    Total Liabilities ............................................     675,397
------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS' BENEFICIAL INTERESTS ......... $42,547,372
------------------------------------------------------------------------------
Cost of investments .............................................. $40,777,601
------------------------------------------------------------------------------

                       See notes to financial statements.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS For the year ended October 31, 2000
--------------------------------------------------------------------------------

                                                       International
                                                          Equity
                                                         Portfolio
------------------------------------------------------------------
INVESTMENT INCOME:
 Dividend ............................................. $  457,084
 Interest .............................................    100,892
 Foreign taxes withheld ...............................    (70,753)
------------------------------------------------------------------
   Total investment income ............................    487,223
------------------------------------------------------------------
EXPENSES: (Note 2)
 Investment advisory fees .............................    427,853
 Administration fees ..................................     21,393
 Accounting fees ......................................     54,972
 Custodian fees .......................................     71,587
 Professional fees ....................................     51,027
 Trustees' fees .......................................        985
 Other ................................................     32,168
------------------------------------------------------------------
   Total expenses .....................................    659,985
------------------------------------------------------------------
Less amounts waived ...................................    347,473
------------------------------------------------------------------
   Net expenses .......................................    312,512
------------------------------------------------------------------
    Net investment income .............................    174,711
------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on:
  Investments .........................................  3,730,735
  Futures transactions ................................    235,749
  Foreign exchange transactions .......................   (225,961)
 Change in net unrealized appreciation/depreciation of:
  Investments ......................................... (4,081,243)
  Futures contracts ...................................     23,325
  Foreign exchange transactions .......................    100,508
------------------------------------------------------------------
 Net realized and unrealized loss .....................   (216,887)
------------------------------------------------------------------
 Net decrease in net assets from operations ........... $  (42,176)
------------------------------------------------------------------

                       See notes to financial statements.

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS For the periods indicated
--------------------------------------------------------------------------------


                                                                          International
                                                                        Equity Portfolio
                                                                ---------------------------------
                                                                     Year Ended October 31,
                                                                       2000            1999
-------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
   Net investment income ...................................... $   174,711     $   143,228
   Net realized gain on investments, futures contracts
   and foreign exchange transactions ..........................   3,740,523       2,069,952
   Change in net unrealized appreciation/depreciation
   of investments, futures contracts and foreign
   exchange transactions ......................................  (3,957,410)      2,886,581
-------------------------------------------------------------------------------------------
    Increase (decrease) in net assets from operations .........     (42,176)      5,099,761
-------------------------------------------------------------------------------------------
  TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS:
   Contributions ..............................................  84,084,087      46,633,194
   Withdrawals ................................................ (74,062,335)    (44,717,716)
-------------------------------------------------------------------------------------------
     Net increase from transactions in investors'
     beneficial interests .....................................  10,021,752       1,915,478
-------------------------------------------------------------------------------------------
      Net increase in net assets ..............................   9,979,576       7,015,239
  NET ASSETS:
   Beginning of period ........................................  32,567,796      25,552,557
-------------------------------------------------------------------------------------------
   End of period .............................................. $42,547,372     $32,567,796
-------------------------------------------------------------------------------------------

                       See notes to financial statements.

--------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

International Equity Portfolio (the "Portfolio") ("IEP") is separately registered under the Investment Company Act of 1940, as amended, as a non-diversified, open end management investment company organized as a trust under the Laws of the State of New York. The declaration of trust permits the Trustees to issue beneficial interests in the Portfolio.

The following is a summary of significant accounting policies followed by the
Portfolio:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investments in international markets may involve certain considerations and risks not typically associated with investments in the United States. Future economic and political developments in foreign countries could adversely affect the liquidity or value, or both, of such securities in which the Portfolio is invested.

   A. Valuation of Investments -- Equity securities, purchased options and futures contracts are valued at the last sale price on the exchange on which they are primarily traded, including the NASDAQ National Market. Securities for which sale prices are not available and other over-the-counter securities are valued at the last quoted bid price. Bonds and other fixed income securities (other than short-term obligations), including listed issues, are valued on the basis of valuations supplied by pricing services or by matrix pricing systems of a major dealer in bonds. Short-term debt securities with 61 days or more to maturity at time of purchase are valued, through the 61st day prior to maturity, at market value based on quotations obtained from market makers or other appropriate sources; thereafter, the value on the 61st day is amortized on a straight-line basis over the remaining number of days to maturity. Short-term investments with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

   B. Repurchase Agreements -- It is the Portfolio's policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held by the Portfolio's custodian bank, subcustodian or a bank with which the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

   C. Forward Foreign Currency Exchange Contracts -- The Portfolio may enter into forward foreign currency contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to hedge the Portfolio against fluctuations

INTERNATIONAL EQUITY PORTFOLIO
Notes to Financial Statements (Continued)

   in the value of its assets or liabilities due to change in the value of foreign currencies. Each day the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market". When the forward contract is closed, or the delivery of the currency is made or taken, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Portfolio is subject to off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency.

   At October 31, 2000, the Portfolio had outstanding forward foreign currency contracts as detailed in Note 5.

   D. Foreign Currency Translation -- The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates, or at the mean of the current bid and asked prices, of such currencies against the U.S. dollar as quoted by a major bank, on the following basis:

      1. Market value of investment securities and other assets and liabilities: at the rate of exchange at the balance sheet date.

      2. Purchases and sales of investment securities, income and expenses: at the rates of exchange prevailing on the respective dates of such transactions.

   Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the periods, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such realized foreign currency gains (losses) are included in the reported net realized losses on security transactions.

   Reported realized foreign exchange gains or losses arise from disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies which are held at period end.


   E. Futures Contracts -- When the Portfolio enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the Portfolio makes (or receives) additional cash payments daily to the broker. Changes in the value of the contract are recorded as unrealized appreciation/depreciation until the contract is closed or settled.

INTERNATIONAL EQUITY PORTFOLIO
Notes to Financial Statements (Continued)

   Index futures contracts are used to control the asset mix of the Portfolio in the most efficient manner, allowing the Portfolio to adjust country exposures while incurring minimal transaction costs. Short index futures contracts are used for hedging purposes, i.e. to reduce the exposure to equities. Long index futures contracts are used to gain exposure to equities, when it is anticipated that this will be more efficient than buying stocks directly.

   Use of long futures contracts subjects the Portfolio to risk of loss up to the nominal value of the contract, use of short futures contracts subjects the Portfolio to unlimited losses.

   The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction, therefore, the Fund's credit risk is limited to failure of the exchange or board of trade.

   As of October 31, 2000, the Portfolio had no outstanding futures contracts.

   F. Security Transactions and Investment Income -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

   G. Federal Income Taxes -- The Portfolio intends to continue to qualify as a partnership and therefore net income and net realized gains are taxed to the partners. Accordingly, no tax provision is recorded by the Portfolio. The investors in the Portfolio must take into account their proportionate share of the Portfolio's income, gains, losses, deductions, credits and tax preference items in computing their federal income tax liability, without regard to whether they have received any cash distributions from the Portfolio. The Portfolio does not intend to distribute to investors its net investment income or its net realized gains, if any. It is intended that the Portfolio will be managed in such a way that investors in the Portfolio will be able to satisfy the requirements of subchapter M of the Internal Revenue Code to be taxed as regulated investment companies.

2. Fees and Other Transactions with Affiliates

   A. Investment Advisory Fee -- Pursuant to an Investment Advisory Agreement, The Chase Manhattan Bank ("Chase" or the "Advisor") acts as the Investment Advisor to the Portfolio. Chase is a direct wholly-owned subsidiary of The Chase Manhattan Corporation. As Investment Advisor, Chase supervises the investments of the Portfolio and for such services is paid a fee. The fee is computed daily and paid monthly at an annual rate equal to 1.00% of the Portfolio's average daily net assets. For the year ended October 31, 2000, the Advisor voluntarily waived fees of $337,213.

INTERNATIONAL EQUITY PORTFOLIO
Notes to Financial Statements (Continued)

   Chase Fleming Asset Management (London) Limited ("CFAM (London)"), a registered investment advisor, is the sub-investment advisor to the Portfolio pursuant to a Sub-Investment Advisory Agreement between CFAM (London) and Chase. CFAM (London), formerly Chase Asset Management (London) Limited, is a wholly owned subsidiary of Chase and is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.50% of the Portfolio's average daily net assets.

   B. Custodial Fees -- Chase, as Custodian, provides safekeeping services for the Portfolio's securities. Compensation for such services are presented in the Statement of Operations as custodian fees.

   C. Administration Fee -- Pursuant to an Administration Agreement, Chase (the "Administrator") provides certain administration services to the Portfolio. For these services and facilities, the Administrator receives from the Portfolio a fee computed at the annual rate equal to 0.05% of the Portfolio's average daily net assets. For the year ended October 31, 2000, the Administrator voluntarily waived fees of $10,260.

3. Investment Transactions

For the year ended October 31, 2000, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)............................ $69,727,973
Sales (excluding U.S. Government)................................  59,094,923


The portfolio turnover rate of IEP for the year ended October 31, 2000, was 149%.

4. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at October 31, 2000, are as follows (in thousands):


                                               IEP
----------------------------------------------------
Aggregate cost .........................    $ 40,865
                                            --------
Gross unrealized appreciation ..........      $3,139
Gross unrealized depreciation ..........      (3,304)
                                            --------
Net unrealized depreciation ............      $ (165)
                                            ========

INTERNATIONAL EQUITY PORTFOLIO

5. Open Forward Foreign Currency Contracts

The following forward foreign currency contracts were open at October 31, 2000.




  Contract                   Contract                                  Unrealized
   Amount                     Amount                    Settlement     Gain/(Loss)
 Purchased     Currency        Sold        Currency        Date            USD
----------------------------------------------------------------------------------
Unrealized Gain
---------------
332,817          USD       36,143,940        JPY        11/01/00        $  1,419
 74,848          GPB          108,440        USD        11/02/00             161
                                                                        --------
                                                                        $  1,580
                                                                        ========
Unrealized Loss
---------------
123,347          GPB          180,260        USD        11/01/00        $ (1,292)
                                                                        ========

GBP - Great Britain Pound
JPY - Japanese Yen
USD - United States Dollar

6. Foreign Cash Positions

                             Delivery                            Net
                               Value               Market     Unrealized
                              (Local     Cost      Value      Gain (Loss)
        Currency             Currency)   (USD)      (USD)       (USD)
-------------------------------------------------------------------------
EURO ......................     3,858    $3,203     $ 3,274     $  71
Indonesian Rupiah..........   961,005       283         103      (180)
Philippine Peso ...........   154,056     3,566       3,012      (554)
Swedish Krona .............     3,218       316         323         7
                                         ------     -------     -----
                                         $7,368     $ 6,712     $(656)
                                         ======     =======     =====

7. Retirement Plan

The Portfolio has adopted an unfunded noncontributory defined benefit pension plan covering all independent trustees of the Portfolio who will have served as independent trustees for at least five years at the time of retirement. Benefits under this plan are based on compensation and years of service. Pension expenses for the year ended October 31, 2000, included in Trustees Fees in the Statement of Operations, and accrued pension liability included in other accrued liabilities, in the Statement of Assets and Liabilities were $280 and $1,545, respectively.

8. Bank Borrowings

The Portfolio may borrow money for temporary or emergency purposes. Any borrowings representing more than 5% of the Portfolio's total assets must be repaid before the Portfolio may make additional investments. The Portfolio has entered into an agreement, enabling it to participate with other Chase Vista Funds in an unsecured line of credit with a syndicate of banks, which permits borrowings up to $350 million, collectively. Interest is charged to the Portfolio based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.50%. The Portfolio also pays a commitment fee of 0.10% per annum on the average daily amount of the available commitment, which is allocated, on a pro-rata basis to the

INTERNATIONAL EQUITY PORTFOLIO
Notes to Financial Statements (Continued)

Portfolio. The commitment fee is included in Other expenses on the Statement of Operations. Borrowings are payable on demand.

The Portfolio had no borrowings outstanding at October 31, 2000, nor at any time during the year then ended.

9. Concentrations -- At October 31, 2000, substantially all of the Portfolio's net assets consist of securities of issuers which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

At October 31, 2000, the Portfolio invested approximately 18.9% and 25.5% of its net assets in issuers in Japan and the United Kingdom, respectively. The issuers' abilities to meet their obligations may be affected by economic or political developments in the specific region.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees and Beneficial Unit Holders of International Equity Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of International Equity Portfolio (the "Portfolio") at October 31, 2000, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
December 11, 2000

--------------------------------------------------------------------------------
TAX LETTER (unaudited)
--------------------------------------------------------------------------------

Chase Vista European Fund (EF)
Chase Vista Japan Fund (JF)
Chase Vista International Equity Fund (IEF)
--------------------------------------------------------------------------------
Certain tax information for the Chase Vista Mutual Funds is required to be provided to shareholders based upon the Funds' income and distributions for the taxable year ended October 31, 2000. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2000.
The information necessary to complete your income tax returns for the calendar year ending December 31, 2000 will be received under separate cover.

During the fiscal year ended October 31, 2000, the following long-term capital gains were distributed by the Funds:

                                Long-Term
                              Capital Gains
                            Distribution Per
Chase Vista Fund                  Share
--------------------------------------------
 European .....................   $0.12
 Japan ........................      --
 International Equity .........    0.42

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

CHASE VISTA INTERNATIONAL EQUITY FUNDS ANNUAL REPORT

INVESTMENT ADVISER,
ADMINISTRATOR,
SHAREHOLDER AND FUND SERVICING
AGENT AND CUSTODIAN
The Chase Manhattan Bank

DISTRIBUTOR
Vista Fund Distributors, Inc.

TRANSFER AGENT
DST Systems, Inc.

LEGAL COUNSEL
Simpson Thacher & Bartlett

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP

Chase Vista Funds are distributed by
Vista Fund Distributors, Inc., which is
unaffiliated with The Chase Manhattan
Bank, Chase and its respective affiliates receive compensation from Chase Vista
Funds for providing investment advisory
and other services.

This report is submitted for the
general information of the share-
holders of the funds. It is not autho-
rized for distribution to prospective
investors in the funds unless preceded
or accompanied by a prospectus.

To obtain a prospectus for any
of the Chase Vista Funds, call
1-800-348-4782. The prospectus
contains more complete information,
including charges and expenses.
Please read it carefully before you
invest or send money.


(RegTM)The Chase Manhattan Corporation, 2000. All Rights Reserved. December 2000


[Chase Vista Funds (RegTM) Logo]

Chase Vista Funds Fulfillment Center
393 Manley Street
West Bridgewater, MA 02379-1039